                                                             File Number 33-3233

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM S-6

                      POST-EFFECTIVE AMENDMENT NUMBER 14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                     MINNESOTA LIFE VARIABLE LIFE ACCOUNT
               (formerly Minnesota Mutual Variable Life Account)
               -------------------------------------------------
                                (Name of Trust)


                       Minnesota Life Insurance Company
            (formerly The Minnesota Mutual Life Insurance Company)
            ------------------------------------------------------
                                  (Depositor)


            400 Robert Street North, St. Paul, Minnesota 55101-2098
           --------------------------------------------------------
                   (Depositor's Principal Executive Offices)


                              Dennis E. Prohofsky
             Senior Vice President, General Counsel and Secretary
                       Minnesota Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                        -------------------------------
                              (Agent for Service)

                                   Copy to:
                             J. Sumner Jones, Esq.
                             Jones & Blouch L.L.P.
              1025 Thomas Jefferson Street, N.W., Suite 405 West
                            Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box):
       immediately upon filing pursuant to paragraph (b) of Rule 485
   ---
       on (date) pursuant to paragraph (b) of Rule 485
   ---
       60 days after filing pursuant to paragraph (a)(i) of Rule 485
   ---
    X  on May 3, 1999 pursuant to paragraph (a)(i) of Rule 485
   ---
       this post-effective amendment designates a new effective date for a
   ---
       previously filed post-effective amendment


                     TITLE OF SECURITIES BEING REGISTERED:

                  Variable Adjustable Life Insurance Policies

                                MINNESOTA LIFE
                             VARIABLE LIFE ACCOUNT

                                       OF

                       MINNESOTA LIFE INSURANCE COMPANY

                            CROSS REFERENCE TO ITEMS
                            REQUIRED BY FORM N-8B-2

N-8B-2 Item    Caption in Prospectus
-----------    ---------------------

     1.        Cover Page

     2. Cover Page; General Descriptions, Minnesota Life Insurance Company, Variable Life Account

     3.        Not Applicable

     4.        Distribution of Policies

     5.        General Descriptions, Variable Life Account

     6.        General Descriptions, Variable Life Account

     7.        Not Applicable

     8.        Not Applicable

     9.        Legal Proceedings

    10. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; Policy Charges; Voting Rights

    11. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc.

    12. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy; General Descriptions, Advantus Series Fund, Inc.

    13. Detailed Information About the Variable Adjustable Life Insurance Policy; Policy Charges

    14. Detailed Information About the Variable Adjustable Life Insurance Policy, Adjustable Life Insurance; Applications and Policy Issue

    15. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Premiums

    16.        Not Applicable

    17. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy

    18. Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund

    19.        Voting Rights

    20.        Not Applicable

    21.        Not Applicable

    22.        Not Applicable

    23.        Not Applicable

    24.        Not Applicable

    25.        General Descriptions, Minnesota Life Insurance Company

    26.        Not Applicable

    27.        General Descriptions, Minnesota Life Insurance Company

    28.        Directors and Principal Officers of Minnesota Life

    29.        General Descriptions, Minnesota Life Insurance Company

    30.        Not Applicable

    31.        Not Applicable

    32.        Not Applicable

    33.        Not Applicable

    34.        Not Applicable

    35.        General Descriptions, Minnesota Life Insurance Company

    36.        Not Applicable

    37.        Not Applicable

    38.        Distribution of Policies

    39.        Distribution of Policies

    40.        Not Applicable

    41.        Distribution of Policies

    42.        Not Applicable

    43.        Not Applicable

    44. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Values

    45.        Not Applicable

    46. Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Loans, Surrender

    47.        Not Applicable

    48.        Not Applicable

    49.        Not Applicable

    50.        General Descriptions, Variable Life Account

    51. Summary; Detailed Information About the Variable Adjustable Life Insurance Policy, Policy Charges

    52. Summary; General Descriptions, Variable Life Account; Advantus Series Fund, Inc.

    53.        Federal Tax Status

    54.        Not Applicable

    55.        Not Applicable

    56.        Not Applicable

    57.        Not Applicable

    58.        Not Applicable

    59.        Financial Statements

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

  Prospectus

   Variable Adjustable
        Life Insurance
                Policy

This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company ("Minnesota Life"). It provides life insurance protection for the life of the insured so long as scheduled premiums are paid. Under some plans of insurance, the face amount of insurance may decrease or terminate during the life of the insured.

The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

Variable Adjustable Life policy values may be invested in our separate account called the Variable Life Account. Policy values may also be invested in a general account option. The actual cash value of all Policies will vary with the investment experience of these options.

The Variable Life Account invests its assets in shares of Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund (the "Funds"). The Funds have seventeen Portfolios which are available to the Variable Life Account. They are:

 . Growth Portfolio               . Value Stock Portfolio
 . Bond Portfolio                 . Small Company Value Portfolio
 . Money Market Portfolio         . Global Bond Portfolio
 . Asset Allocation Portfolio     . Index 400 Mid-Cap Portfolio
 . Mortgage Securities Portfolio  . Macro-Cap Value Portfolio
 . Index 500 Portfolio            . Micro-Cap Growth Portfolio
 . Capital Appreciation Portfolio . Real Estate Securities Portfolio . International Stock Portfolio . Templeton Developing Markets Fund . Small Company Growth Portfolio

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC OR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101-2098

Ph 651/665-3500
http:/www.minnesotamutual.com

Dated: May 3, 1999


                                           [LOGO OF MINNESOTA LIFE APPEARS HERE]

             Table of Contents

                                                                           Page
Summary...................................................................   1
Condensed Financial Information...........................................   8
General Descriptions
  Minnesota Life Insurance Company........................................  10
  Variable Life Account...................................................  10
  Advantus Series Fund, Inc...............................................  10
  Templeton Variable Products Series Fund.................................  11
  Additions, Deletions or Substitutions...................................  11
  Selection of Sub-Accounts...............................................  12
  The Guaranteed Principal Account........................................  12
Detailed Information about the Variable Adjustable Life Insurance Policy
  Adjustable Life Insurance...............................................  13
  Policy Adjustments......................................................  16
  Applications and Policy Issue...........................................  20
  Policy Premiums.........................................................  21
  Policy Values...........................................................  24
  Death Benefit Options...................................................  27
  Policy Loans............................................................  28
  Surrender...............................................................  30
  Free Look...............................................................  31
  Conversion..............................................................  31
  Policy Charges..........................................................  31
  Other Policy Provisions.................................................  34
  Additional Benefits.....................................................  36
Other Matters
  Federal Tax Status......................................................  38
  Directors and Principal Officers of Minnesota Life......................  41
  Voting Rights...........................................................  42
  Distribution of Policies................................................  42
  Legal Matters...........................................................  43
  Legal Proceedings.......................................................  43
  Year 2000 Computer Problem..............................................  43
  Experts.................................................................  43
  Registration Statement..................................................  43
Special Terms.............................................................  44
Financial Statements of Minnesota Life Variable Life Account..............  45
Financial Statements of Minnesota Life Insurance Company..................  60
Appendix I-Illustrations of Policy Values, Death Benefits and Premiums....  84
Appendix II-Summary of Policy Charges.....................................  93
Appendix III-Illustration of Death Benefit Calculation....................  98
Appendix IV-Policy Loan Example...........................................  99
Appendix V-Example of Sales Load Computation.............................. 100
Appendix VI-Average Annual Returns........................................ 101
Appendix VII-S&P 500 Performance History.................................. 102
Appendix VIII-Range of Returns............................................ 103

                                                           Summary

  The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant Policy features. This summary is not comprehensive.You should review the information contained elsewhere in this prospectus. You should also refer to the heading "Special Terms" for the definition of unfamiliar terms.

What is a Variable Adjustable Life Insurance Policy?

  The Variable Adjustable Life Insurance Policy (the "Policy") described in this prospectus combines traditional insurance provisions, flexible administrative procedures and significant and useful market sensitive investment features. First and foremost, the Policy provides a guaranteed death benefit for the insured's lifetime so long as scheduled premiums are paid. In this respect, the Policy is similar to conventional whole life insurance. In addition, the Policy contains adjustment features which give you the flexibility to tailor the Policy to your individual requirements at issue and to adjust the Policy thereafter as your insurance needs change.

  Throughout the life of the insured, policy values are invested at your direction in the several portfolios of Advantus Series Fund, Inc., in Class 2 of the Templeton Developing Markets Fund (the "Funds") or in a Minnesota Life general account option. Such investment enables you to obtain market rates of return on your investment in the Policy in combination with guaranteed insurance protection.
  This prospectus describes two versions of the Variable Adjustable Life Insurance Policy, "VAL '87" and "VAL '95".

What is the guaranteed death benefit?

  We guarantee that the face amount of insurance shown on the policy specification page will be paid on the death of the insured so long as you do not have policy indebtedness and all scheduled premiums have been paid. Some Policies will have a scheduled decrease in such guaranteed face amount at the end of the initial policy protection period. In this case, the time and amount of the decrease are also shown on the policy specification page. The importance of the guarantee is that adverse investment performance may never reduce your life insurance protection below the guaranteed amount. We impose a charge of 1.5 percent of premiums for providing this guarantee.

What makes the Policy "Adjustable"?

  The Policy is termed "Adjustable" because it allows you the flexibility to custom-design your Policy at issue and thereafter to change or "adjust" your Policy as your insurance needs change. The three components in designing your Policy are the level of premiums you wish to pay, the level of death benefit protection you need and the appropriate "plan" of insurance for you. You may choose any two of the three components--premium, face amount and plan--and we will calculate the third component.
  Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose any level of premium or death benefit that you wish. Based on the premium and initial face amount you choose, we will calculate the tabular cash value which results from using the guaranteed mortality and assumed rate of return in the Policy. The pattern of tabular cash values and the resulting schedule of face amount and premiums define the guaranteed plan of insurance.
  The maximum plan of insurance available is one where the Policy becomes paid-up after the payment of ten annual premiums. A paid-up Policy is one for which no additional premiums are required to guarantee the face amount of insurance for the entire life of the insured, provided there is no policy indebtedness. Whole life plans may be suitable for individuals who wish to ensure lifetime coverage, without any scheduled reduction in face amount as described below, by the payment of relatively higher premiums and, in certain cases, for a lesser period of time, or who wish to accumulate substantial cash values by utilizing the investment features of the Policy.
1

  The minimum plan that we offer at original issue is a ten year protection Policy. If the insured's age at original issue is over 55, the minimum plan of protection will be less than ten years, as described in the table below:

                      Minimum Plan
  Issue Age            (in years)
  ---------           ------------
     56                   9
     57                   8
     58                   7
     59                   6
60 or greater             5

  A protection Policy is one which provides only a term plan of insurance, namely one with a stated face amount and premium level, providing a guaranteed face amount for a specified number of years, always less than for whole life. Absent an adjustment to a new plan, at the end of the initial protection period, there will be a scheduled reduction in the guaranteed face amount; that face amount will have a whole life plan of insurance, based on continued payment of your scheduled premiums. A protection plan requires the lowest initial level of premiums and offers the most insurance protection with the lowest investment element. The protection plan may be a suitable starting point for young policy owners who have not reached their peak earning years but who have substantial life insurance needs.
  For any given face amount of insurance, you may select a plan that falls anywhere between the minimum protection plan and the maximum ten premium payment whole life plan. The higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid-up. For example, the table below shows the premium required for various plans for a standard non-smoker risk, male, age 40 at issue, insured with a $100,000 VAL '95 Policy.

                                                    Annual
Plan of Insurance                                   Premium
-----------------                                   -------
Minimum --10 year protection plan                    $  428
          30 year protection plan                    $  939
          Whole life plan                            $1,723
          Life paid-up at age 70                     $1,923
Maximum --10 year, limited payment,
          whole life plan  $3,833

  The flexibility described above with respect to designing your Policy to suit your needs at issue continues throughout the time the Policy remains in force by virtue of its adjustability features. As your insurance needs and personal circumstances change over the years, you may change, subject to the limitations described herein, the premium and face amount and thus the plan.
  Some limitations do apply to policy adjustments, and these limitations are more fully described in this prospectus. See the heading "Policy Adjustments" in this prospectus on page 16. Any policy adjustment for a change in premium must result in a change of the annual premium of at least $100 and any adjustment to a Policy's face amount generally must result in a change of the face amount of at least $5,000. Other than an automatic adjustment at the point when the face amount is scheduled to decrease, an automatic adjustment made under VAL '95 at the insured's age 70, or an adjustment to a zero or stop premium, an adjusted Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of policy issue. If the insured's age at original issue is over 55, the adjusted Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) a certain number of years from the date of policy issue, based on the table below:

  Issue Age       Number of Years
  ---------       ---------------
     56                 9
     57                 8
     58                 7
     59                 6
60 or greater           5

What makes the Policy "Variable"?

  The Policy is termed "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, Variable Adjustable Life policy values may be invested in a separate account of ours called the Minnesota Life Variable Life Account ("Variable Life Account"), the sub-accounts of which invest in corresponding Portfolios of the Funds. Thus, your policy values invested in these sub-accounts will reflect market rates of return.
  The actual cash value of the Policies, to the extent invested in sub-accounts of the

Variable Life Account, will vary with the investment experience of the sub-accounts of the Variable Life Account. These have no guaranteed minimum actual cash value. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. At the same time, the Policy offers you the opportunity to have your actual cash value appreciate more rapidly than it would under comparable fixed benefit contracts by virtue of favorable investment performance. In addition, under some Policies, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.
  Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account. The guaranteed principal account is a general account option with a guaranteed accumulation at a fixed rate of interest. While it is more fully described in the Policy, additional information on this option may be found under the heading "The Guaranteed Principal Account" in this prospectus on page 12.

What variable investment options are available?
  The Variable Life Account invests in seventeen Portfolios of the Funds. These offer policy owners the opportunity to invest in stocks, bonds, mortgage securities and money market instruments. Policy owners who wish to actively manage the investment of their actual cash values may direct their funds to the

 . Growth

 . Bond

 . Money Market

 . Mortgage Securities

 . Index 500

 . Capital Appreciation

 . International Stock

 . Small Company Growth

 . Value Stock

 . Small Company Value

 . Global Bond

 . Index 400 Mid-Cap

 . Macro-Cap Value

 . Micro-Cap Growth

 . Real Estate Securities Portfolios

 . Templeton Developing Markets Fund Class 2

  We also offer an Asset Allocation Portfolio, which is designed to offer policy owners who do not wish to direct their investment the opportunity to have the Funds' investment advisers make the decisions concerning what percentages of the assets should be invested in stocks, bonds and money market instruments at any given time.
  The investment objectives and certain policies of these Portfolios of the Advantus Series Fund are as follows:
   The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
   The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
   The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.
   An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
   The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

   The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
   The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
   The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
   The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

   The Small Company Growth Portfolio seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Growth Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in the terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.

   The Value Stock Portfolio seeks long-term accumulation of capital. The production of income through the holding of dividend paying stocks will be a secondary objective of the Portfolio. The Value Stock Portfolio will invest primarily in equity securities of companies which, in the opinion of the Portfolio's investment adviser, have market values which appear low relative to their underlying value or future earnings and growth potential.
   The Small Company Value Portfolio seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.
   The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in issuers located anywhere in the world.
   Prior to May 1, 1998, the Global Bond Portfolio was known as the International Bond Portfolio and pursued its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities. Effective May 1, 1998, pursuant to a change in the investment practices of the Portfolio approved by the Board of Directors, the Portfolio will seek to achieve its investment objective by investing primarily in debt securities issued anywhere in the world. The investment objective of the Portfolio remains unchanged.
   The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.
   The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of a universe of large-sized U.S. companies.
   The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues its objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
   The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. It will pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Portfolio seeks to provide a yield in excess of the yield of the Standard & Poor's 500 Composite Index.
  In addition to the investment in the Advantus Series Fund, the Variable Life Account invests in the Templeton Developing Markets Fund, Class 2, a diversified portfolio with two classes of shares of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the Policy are as follows:
   The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.

  There is no assurance that any Portfolio will meet its objectives. Additional information concerning the investment objectives, policies and risks of the Portfolios can be found in the current prospectuses for the Funds, which are attached to this prospectus.

How do you allocate your net premiums?
  In your initial policy application, you indicate how you want your net premiums allocated among the guaranteed principal account and the sub-accounts of the Variable Life Account. All future net premiums will be allocated in the same proportion until you send us a written request to change the allocation. Similarly, you may transfer amounts from one sub-account to another by sending us a written request or by calling us.

What death benefit options are offered under the Policy?
  The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on whether you want favorable investment experience of amounts invested in sub-accounts of the Variable Life Account to be reflected in accelerated accumulations of actual cash value or in enhanced life insurance coverage. If investment performance is less than that assumed in the design of the Policy, the death benefit will still equal the current face amount.

  The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable investment returns, if any, will be reflected in increased actual cash values which will, on whole life plans, shorten the premium paying period. Only if and when the policy value exceeds the net single premium for the then current face amount will the death benefit vary.
  The Protection Option provides a variable death benefit from the issue date as well as variable actual cash values. Favorable investment returns will be reflected both in increased life insurance coverage and increased cash value accumulations, although any increases in actual cash values under the Protection Option will not be as great as under the Cash Option.

Do you have access to your policy values?
  Yes. Your actual cash value is available to you during the insured's lifetime. You may use the actual cash value to provide retirement income, as collateral for a loan, to continue some insurance protection if you do not wish to continue paying premiums or to obtain cash by surrendering your Policy in full or in part.
  You may also borrow up to 90 percent of your policy value as a policy loan. Each alternative may be subject to conditions described in the Policy or in this prospectus under the heading "Policy Values" on page 24 and certain transactions may have tax consequences as described under the heading "Federal Tax Status" on page 38.

What charges are associated with the Policy?
  We assess certain charges from each premium payment, from policy values and from the amounts held in the Variable Life Account. All of these charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the Policies, are fully described under the heading "Policy Charges" in this prospectus on page 31. Because of the significance of these charges in early policy years, prospective purchasers should purchase a Policy only if they intend to and have the financial capacity to keep it in force for a substantial period.
  Against base premiums we deduct a basic sales load of 7 percent and we may also deduct a first year sales load not to exceed 23 percent. We also deduct from premiums an underwriting charge, a premium tax charge of 2.5 percent and a face amount guarantee charge of 1.5 percent. Nonrepeating premiums are currently subject only to the premium tax charge.
  Against the actual cash value of a Policy we deduct an administration charge of $60 per year, a transaction charge for each Policy adjustment and a cost of insurance charge.

  With VAL '87, a charge for sub-standard risks is deducted from the actual cash value of a Policy. With VAL '95, a charge for sub-standard risks is deducted from the premium.
  Against the assets held in the Variable Life Account we assess a mortality and expense risk charge which is deducted from the Variable Life Account assets on each valuation date at an annual rate of .50 percent of the Variable Life Account average daily net assets.

  Advantus Capital Management, Inc. one of our subsidiaries, acts as the investment adviser to Advantus Series Fund and also deducts from the Fund the advisory fee of the fund manager and the fund expense for the portfolio expense for each of VAL's portfolios. The respective advisory fee and fund expense for each portfolio were as follows:
largely designed to cover our expenses in providing insurance protection and in distributing and administering the Policies, are fully described under the heading "Policy Charges" in this prospectus on page 31. Because of the significance of these charges in early policy years, prospective purchasers should purchase a Policy only if they intend to and have the financial capacity to keep it in force for a substantial period.
  Against base premiums we deduct a basic sales load of 7 percent and we may also deduct a first year sales load not to exceed 23 percent. We also deduct from premiums an underwriting charge, a premium tax charge of 2.5 percent and a face amount guarantee charge of 1.5 percent. Nonrepeating premiums are currently subject only to the premium tax charge.
  Against the actual cash value of a Policy we deduct an administration charge of $60 per year, a transaction charge for each Policy adjustment and a cost of insurance charge.

  With VAL '87, a charge for sub-standard risks is deducted from the actual cash value of a Policy. With VAL '95, a charge for sub-standard risks is deducted from the premium.
  Against the assets held in the Variable Life Account we assess a mortality and expense risk charge which is deducted from the Variable Life Account assets on each valuation date at an annual rate of .50 percent of the Variable Life Account average daily net assets.

  Advantus Capital Management, Inc. one of our subsidiaries, acts as the investment adviser to Advantus Series Fund and also deducts from the Fund the advisory fee of the fund manager and the fund expense for the portfolio expense for each of VAL's portfolios. The respective advisory fee and fund expense for each portfolio were as follows:

                                   Advisory              Fund
    Portfolio                        Fee                Expense
    ---------                      --------             -------
  Growth                              .50%                .03%
  Bond                                .50                 .05
  Money Market                        .50                 .08
  Asset Allocation                    .50                 .03
  Mortgage Securities                 .50                 .07
  Index 500                           .40                 .04
  Capital Appreciation                .75                 .03
  International Stock                 .70                 .24
  Small Company Growth                .75                 .04
  Value Stock                         .75                 .04
  Small Company Value                 .75                 .15
  Global Bond                         .60                 .53
  Index 400 Mid-Cap                   .40                 .15
  Macro-Cap Value                     .70                 .15
  Micro-Cap Growth                   1.10                 .15
  Real Estate Securities              .75                 .15

  For more information about the Fund, see the prospectus of Advantus Series Fund, Inc. which is attached to this prospectus.
  The Templeton Developing Markets Fund pays its investment adviser management fees at an annual rate of 1.25 percent of the Fund's average daily net assets, and has other fund expenses of .66 percent. In addition, Class 2 of the Templeton Developing Markets Fund has a Rule 12b-1 plan and may pay up to 0.25 percent annually of the average daily net assets for distribution. For more information, see the Templeton Fund's prospectus.
Are the benefits under a Policy subject to Federal income tax?
  With respect to a Policy issued on the basis of a standard premium class, we believe that such a Policy should qualify as a life insurance contract for Federal income tax purposes. With respect to a Policy issued on a sub-standard basis, it is not clear whether or not such a Policy would qualify as a life insurance contract for Federal tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, the benefits under Policies described in this prospectus should receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed benefit life insurance policies. Thus, death proceeds payable under variable life insurance policies should be excludable from the beneficiary's gross income for Federal income tax purposes. It is also believed that you should not be in constructive receipt of the cash values of your Policy until actual distribution. See the heading "Federal Tax Status" in this prospectus on page 38.
  It should be noted, however, that under recent legislation the tax treatment described above relating to distributions is available only for policies not described as "modified endowment contracts." Policies described as modified endowment contracts are treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts received by the owner, such as dividends, cash withdrawals, loans and amounts received from partial or total surrender of the contract will be subject to the same tax treatment as amounts received under an annuity. Annuity tax treatment includes the ten percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the policy owner attains age 59 1/2, is attributable to the policy owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the policy owner or the joint lives of the policy owner and beneficiary.
  A determination as to whether a policy is a modified endowment contract and subject to this special tax treatment will require an examination of the premium paid in relation to the death benefit of the policy. A modified endowment contract results if the cumulative premiums during the first seven contract years exceed the sum of the net level premiums which would be paid under a seven-pay life policy. In addition, a policy which is subject to a material change will be treated as a new policy on the date that such a material change takes effect. A determination must be made at that time to test whether such a policy meets the seven-pay standard by taking into account the previously existing cash surrender value.

How do you purchase a Policy?
  To be eligible to purchase a Policy the insured must be no more than age 85, satisfy our underwriting standards and the Policy must have a face amount of at least $50,000. The procedure to purchase a Policy is to complete an application, provide us with evidence of insurability satisfactory to us and pay your first scheduled premium. See the heading "Applications and Policy Issue" in this prospectus on page 20.

  For a limited time after your application for the Policy and delivery of it, you may return the Policy for a refund of all premium payments within the terms of its "free look" provision. See the heading "Free Look" in this prospectus on page 31.

  Moreover, while the Policy is in force and the premiums fully paid and prior to the death of the insured, you may convert it to any adjustable life policy with a fixed death benefit and fixed cash values which we may then offer. On conversion, the issue age and risk class of the insured shall be as stated in this Policy. For VAL '95, this conversion privilege is only available during the first 24 months from the original policy date, but comparable fixed insurance coverage can be obtained after 24 months from the original policy date by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.

                                  Condensed Financial Information

  The financial statements of Minnesota Life Insurance Company and of Minnesota Life Variable Life Account may be found elsewhere in this prospectus.

  The table below gives per unit information about the financial history of each sub-account from the inception of each to December 31, 1998. This information should be read in conjunction with the financial statements and related notes of Minnesota Life Variable Life Account included in this prospectus.

                                                           Year Ended December 31,
                      -------------------------------------------------------------------------------------------------
                      1998    1997       1996       1995       1994       1993      1992      1991      1990     1989
                      ---- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- -------
 Growth Sub-Account:
 Unit value at
 beginning of year              $2.59      $2.22      $1.79      $1.79      $1.72     $1.65     $1.23     $1.24   $0.99
 Unit value at end
 of year                        $3.43      $2.59      $2.22      $1.79      $1.79     $1.72     $1.65     $1.23   $1.24
 Number of units
 outstanding at end
 of year                   19,284,419 16,176,371 12,822,494  9,964,217  6,671,352 3,703,167 1,251,845   511,276 257,995
 Bond Sub-Account:
 Unit value at be-
 ginning of year                $1.99      $1.95      $1.63      $1.72      $1.57     $1.48     $1.26     $1.18   $1.06
 Unit value at end
 of year                        $2.17      $1.99      $1.95      $1.63      $1.72     $1.57     $1.48     $1.26   $1.18
 Number of units
 outstanding at end
 of year                    9,679,443  7,366,222  5,340,539  3,659,230  2,240,344 1,281,711   654,954   484,684 247,525
 Money Market Sub-
 Account:
 Unit value at be-
 ginning of year                $1.58      $1.52      $1.45      $1.40      $1.37     $1.34     $1.27     $1.19   $1.10
 Unit value at end
 of year                        $1.66      $1.58      $1.52      $1.45      $1.40     $1.37     $1.34     $1.27   $1.19
 Number of units
 outstanding at end
 of year                    4,323,601  4,082,791  3,509,791  2,920,337  1,849,721 1,167,590   536,680   341,717 141,494
 Asset Allocation
 Sub-
 Account:
 Unit value at be-
 ginning of year                $2.50      $2.23      $1.79      $1.83      $1.73     $1.62     $1.26     $1.22   $1.02
 Unit value at end
 of year                        $2.96      $2.50      $2.23      $1.79      $1.83     $1.73     $1.62     $1.26   $1.22
 Number of units
 outstanding at end
 of year                   34,942,517 32,104,595 27,633,273 23,769,797 18,341,417 8,943,507 2,587,520 1,202,183 408,152
 Mortgage Securities
 Sub-Account:
 Unit value at be-
 ginning of year                $2.13      $2.03      $1.73      $1.80      $1.66     $1.56     $1.35     $1.24   $1.10
 Unit value at end
 of year                        $2.31      $2.13      $2.03      $1.73      $1.80     $1.66     $1.56     $1.35   $1.24
 Number of units
 outstanding at end
 of year                    4,464,617  4,175,648  3,616,256  3,250,971  2,419,453 1,471,984   555,964   241,631  95,633
 Index 500 Sub-Ac-
 count:
 Unit value at be-
 ginning of year                $2.93      $2.42      $1.78      $1.77      $1.62     $1.51     $1.17     $1.23   $0.95
 Unit value at end
 of year                        $3.86      $2.93      $2.42      $1.78      $1.77     $1.62     $1.51     $1.17   $1.23
 Number of units
 outstanding at end
 of year                   22,433,487 17,250,529 11,917,281  8,997,722  6,074,831 4,026,796 1,307,951   658,612 237,854

                                                             Year Ended December 31,
                          ----------------------------------------------------------------------------------------------------
                          1998    1997       1996       1995       1994         1993        1992       1991     1990    1989
                          ---- ---------- ---------- ---------- ----------    ---------   ---------  --------- ------- -------
 Capital Appreciation
 Sub-Account:
 Unit value at begin-
 ning of
 year                               $3.00      $2.56      $2.10      $2.06        $1.87       $1.79      $1.27   $1.30   $0.95
 Unit value at end of
 year                               $3.82      $3.00      $2.56      $2.10        $2.06       $1.87      $1.79   $1.27   $1.30
 Number of units out-
 standing at end of
 year                          22,986,605 19,778,274 16,587,673 12,929,134    9,082,661   5,053,453  1,689,614 802,456 181,898
 International Stock
 Sub-Account:
 Unit value at begin-
 ning of
 period                             $1.79      $1.50      $1.32      $1.33        $0.93       $1.00*
 Unit value at end of
 period                             $1.99      $1.79      $1.50      $1.32        $1.33       $0.93
 Number of units out-
 standing at end of pe-
 riod                          35,764,833 28,056,128 20,883,317 15,062,750    6,244,750   1,615,754
 Small Company Growth
 Sub-
 Account:
 Unit value at begin-
 ning of
 period                             $1.69      $1.59      $1.21      $1.15        $1.00**
 Unit value at end of
 period                             $1.81      $1.69      $1.59      $1.21        $1.15
 Number of units out-
 standing at end of pe-
 riod                          27,207,371 19,918,050 13,089,758  7,074,933    1,261,521
 Value Stock Sub-Ac-
 count:
 Unit value at begin-
 ning of
 period                             $1.78      $1.37      $1.04      $1.00***
 Unit value at end of
 period                             $2.15      $1.78      $1.37      $1.04
 Number of units out-
 standing at end of pe-
 riod                          17,273,210  9,648,331  3,864,294    971,938

* The information for the sub-account is shown for the period May 1, 1992 to December 31, 1992. May 1, 1992 was the effective date of the 1933 Act Registration.

** The information for the sub-account is shown for the period May 3, 1993 to December 31, 1993. May 3, 1993 was the effective date of the 1933 Act Registration.

*** The information for the sub-account is shown for the period May 2, 1994 to December 31, 1994. May 2, 1994 was the effective date of the 1933 Act Registration.

             General Descriptions

Minnesota Life Insurance Company

  We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. On October 1, 1998, a plan of reorganization created a mutual insurance holding company named Minnesota Mutual Companies, Inc. Minnesota Mutual reorganized as a stock insurance company subsidiary of the new holding company and took the new name Minnesota Life.

  Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

Variable Life Account

  A separate account, called the Minnesota Life Variable Life Account, was established on October 21, 1985, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

  We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

  The Variable Life Account currently has seventeen sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

Advantus Series Fund, Inc.

  The Variable Life Account currently invests in Advantus Series Fund, Inc., a mutual fund of the series type. Prior to May 1, 1997, the name of the Fund was "MIMLIC Series Fund, Inc." Advantus Series Fund is registered with the SEC as a diversified, open-end management investment company. Such registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Fund. The Fund issues its shares, continually and without sales charge, only to us and certain of our separate accounts including the Variable Life Account. Shares are sold and redeemed at net asset value.

  Advantus Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of Minnesota Life.

  While Advantus Capital acts as investment adviser to the Fund and its Portfolios, it has obtained an order from the SEC permitting it to act as a "manager of managers". Pursuant to the order, Advantus Capital may, for any portfolio, select one or more sub-advisers and adopt or amend an investment sub-advisory agreement without approval of the shareholders of the affected portfolio. In accordance with the order, Advantus Capital has retained the following sub-advisers:

 . Winslow Capital Management, Inc. for the Capital Appreciation Portfolio,

 . Templeton Investment Counsel, Inc. for the International Stock Portfolio,

 . J.P. Morgan Investment Management Inc. for the Macro-Cap Value Portfolio,

 . Wall Street Associates for the Micro-Cap Growth Portfolio, and

 . Julius Baer Investment Management Inc. for the Global Bond Portfolio
10

  The Fund currently has nineteen investment Portfolios, sixteen of which are available to the Variable Life Account. A series of the Fund's common stock is issued for each Portfolio. The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of any other Portfolio.
  All dividends and capital gains distributions from the Portfolios are automatically reinvested in shares of that Portfolio at net asset value.
  For more information on the Fund and its Portfolios, see "Summary--What investment options are available?" in this prospectus and the prospectus of the Advantus Series Fund, Inc. which is attached to this prospectus.

Templeton Variable Products Series Fund
  In addition to the investments in Advantus Series Fund, the Variable Life Account invests in the Templeton Developing Markets Fund, Class 2, a diversified portfolio of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  Class 2 of the Templeton Developing Markets Fund pays 0.25 percent of the average daily net assets annually under a distribution plan adopted under Rule 12b-1 of the Investment Company Act of 1940. Amounts paid under the 12b-1 plan to us may be used for certain contract owner services or distribution activities.
  The investment adviser of Templeton Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation. It is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in the financial services industry. The Templeton organization has been investing globally since 1940 and, with its affiliates, provides investment management and advisory services to a worldwide client base. The investment adviser and its affiliates have offices worldwide.

Additions, Deletions or Substitutions
  We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

  We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

  We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.
  We also reserve the right, when permitted by law, to de-register the Variable Life Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.
  Shares of the Portfolios of the Funds are also sold to other of our separate accounts, which are used to receive and invest premiums paid under our variable annuity contracts and variable life insurance policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Funds' Boards of Directors intend to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto.
11

  Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:

 . changes in state insurance laws

 . changes in Federal income tax laws

 . changes in the investment management of any of the Portfolios of the Funds, or

 . differences in voting instructions between those given by policy owners and those given by contract owners.

Selection of Sub-Accounts
  You must make a choice as to how your net premiums are allocated among the various sub-accounts. In choosing, you should consider how willing you might be to accept investment risks and the manner in which your other assets are invested. The sub-accounts represent a broad range of investments available in the marketplace.

  The common stock sub-accounts differ depending on the types of stocks that make up the account. The focus of each account varies by the size of company, growth or value style, and U.S. versus international markets. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of long-term or short-term debt securities, even though common stocks have been subject to more dramatic changes in value over short periods of time. Accordingly, the common stock sub-accounts may be more desirable options for policy owners who are willing to accept such short-term risks. These risks tend to be magnified in the sub-accounts investing in more aggressive stocks, smaller company stocks and international stocks. As an alternative to the actively managed sub-accounts, index subaccounts are available which tend to sub- match the risks and performance of those common stocks included in the underlying index.

  On the other hand, the experience of the recent past has been sharply divergent from the long-term historical record. Since 1980, short-term interest rates were, for a time, at a historically high level and for some period the prices of a diversified portfolio of equity securities were declining during a period when the cost of living was rising. The value of long-term bonds and mortgage securities has fallen and risen to a greater extent than in the past. Some policy owners, who desire the greatest safety of principal may prefer the money market sub-account, recognizing that the level of short-term rates may change rather rapidly. Some policy owners may wish to rely on Advantus Capital's judgment for an appropriate asset mix by choosing the asset allocation sub-account.

The Guaranteed Principal Account
  The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.

  Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed principal account nor any interest therein are subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed principal account. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.
  This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed principal account, please see the Variable Adjustable Life Policy.

General Account Description Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over
12
the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.

  You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed principal account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.
General Account Value We bear the full investment risk for amounts allocated to the guaranteed principal account and guarantees that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account. Consequently, if a policy owner allocates all net premiums only to the guaranteed principal account, and if all scheduled premiums are paid when due, there is no policy adjustment, and we deduct the maximum cost of insurance charges and all other charges as set forth in this Policy, then the actual cash value will be at least equal to the tabular cash value of the Policy.

  We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

  Even if excess interest is credited to your actual cash value in the guaranteed principal account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 2 percent per annum.

                 Detailed Information about the
                 Variable Adjustable Life Insurance Policy

Adjustable Life Insurance
  This Policy is similar to our conventional life insurance product known as "adjustable life". This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you can afford to pay. Based on your selection of any two of the three components of a Policy--face amount, premium and plan--we will then calculate the third. Thus, adjustable life allows you the flexibility to custom-design a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. The face amount and premium level, and thus the plan of insurance, may be adjusted by you, subject to the limitations described herein, so long as the Policy remains in force.

Flexibility at Issue The Policy offered by this prospectus provides the same type of flexibility found in conventional adjustable life. Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or face amount that you wish. This flexibility results in a broad range of plans of insurance. Generally speaking, a plan of insurance, when used with respect to the Policy, refers to the level of cash value accumulation assumed in the design of the Policy and, for whole life plans, the period of coverage during which you will have to pay premiums.
  Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured. Whole life insurance plans assume an eventual tabular cash value accumulation, at or before the insured's age 100, equal to the net single premium required for that face amount of
13
insurance. The net single premium for a whole life insurance plan is the amount of money that is necessary, at the insured's attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured without the payment of additional premium. This determination assumes that the current face amount of the Policy will be constant and that the Policy will perform at its assumed rate of return.

  Protection insurance plans provide life insurance in an amount at least equal to the initial face amount for a specified period. Protection plans of insurance assume the exhaustion of the tabular cash value at the end of the initial protection period, except for the cash value associated with a residual amount of insurance coverage at the end of the initial protection period. Under this Policy, after that initial protection period, there is insurance coverage in a reduced amount on the life of the insured.

  The "greater" your plan of insurance, the larger the policy values you may expect to be available for investment in the Fund Portfolios, and, for whole life plans of insurance, the shorter the period of time during which you will have to pay premiums. Under the Policy, the highest premium amount permitted at the time of issue, or the maximum plan of insurance, for a specific face amount is one which will provide a fully paid-up Policy after the payment of ten annual premium payments. A Policy becomes paid-up when its policy value is such that no further premiums are required to provide the face amount of insurance until the death of the insured, provided there is no policy indebtedness.
  Examples of whole life plans include Policies which become paid-up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life, or Policies which become paid-up at a designated age of the insured, such as paid-up at 65. If you select a premium level for a specific face amount which would cause the Policy to become paid-up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid-up. The Policy will be issued with a scheduled increase in face amount to reflect the fact that the scheduled premiums were in excess of the premiums required to have a paid-up Policy for the initial face amount of coverage.
  If you select a premium amount which is less than the premium required for a whole life plan of insurance or, in other words, if you select a protection plan of insurance, premiums will be payable for the life of the insured or to age 100, but the guaranteed face amount of insurance provided by the Policy will not be level during the life of the insured. The initial face amount will be in effect until the Policy's tabular cash value, i.e., the cash value which is assumed in designing the Policy and which would be guaranteed in a conventional fixed-benefit policy, is exhausted. At that time a lower amount of insurance will become effective. This is called the scheduled reduction in face amount. The reduced face amount is calculated on the basis of the continued payment of the scheduled premiums and a whole life plan of insurance. The result is that the Policy, on issue, will have an initial guaranteed death benefit extending to a stated date; after that date, a lower death benefit is guaranteed for the life of the insured.
  At the time of the scheduled reduction in face amount, we will adjust your Policy as described in the policy adjustment section of this prospectus. If the policy value (the actual cash value plus the amount of any loan) is greater than the tabular cash value, the adjustment will result in either a smaller reduction in the face amount or a scheduled reduction in face amount occurring at a later date.

  For example, if a standard risk VAL '95 Policy were issued with a face amount of $100,000 and an annual premium of $926, the plan of insurance for a male non-smoker insured age 45 at issue would be full coverage until age 65, at which time the face amount would be reduced to $14,701 guaranteed for the whole of life. If we assume a hypothetical gross annual investment return of 8 percent, the Cash Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 65 would be $15,841. Based on
14
this policy value, a whole life plan, and the continued payment of the $926 premium, the face amount would be reduced to $42,115 guaranteed thereafter for the whole of life.
  The table below shows the policy values and death benefits for the Policy described in the above example, if the scheduled reduction is allowed to occur, which is twenty years after issue.

                              Scheduled Reduction

                                                                               Guaranteed
                                             Policy            Death            Minimum
                                              Value           Benefit            Death
Policy      Attained         Annual          End of          Beginning         Benefit at
 Year         Age            Premium          Year            of Year            Issue
------      --------         -------         ------          ---------         ----------
   5           50             $926           $ 2,080         $100,000           $100,000
  10           55              926             5,879          100,000            100,000
  15           60              926            10,683          100,000            100,000
  20           65              926            15,841          100,000            100,000
  21           66              926            17,501           42,115             14,701
  22           67              926            19,272           42,115             14,701
  23           68              926            21,167           42,115             14,701
  24           69              926            23,202           42,115             14,701
  25           70              926            25,394           42,115             14,701

  Alternately, for the VAL '95 Policy above we will make a policy adjustment effective the same date as the scheduled reduction to maintain the $100,000 face amount and the $926 premium. The new guaranteed plan of insurance would be full coverage until age 74, at which time the face amount would be reduced to not less than $8,982, again with the face amount guaranteed for the whole of life.
  The following table shows the policy values and death benefits when a policy adjustment to maintain the initial face amount is automatically done after twenty years.

                               Policy Adjustment

                                                                               Guaranteed
                                             Policy            Death            Minimum
                                              Value           Benefit            Death
Policy      Attained         Annual          End of          Beginning          Benefit
 Year         Age            Premium          Year            of Year          Adjustment
------      --------         -------         ------          ---------         ----------
   5           50             $926           $ 2,080         $100,000           $100,000
  10           55              926             5,879          100,000            100,000
  15           60              926            10,683          100,000            100,000
  20           65              926            15,841          100,000            100,000
  21           66              926            16,842          100,000            100,000
  22           67              926            17,831          100,000            100,000
  23           68              926            18,810          100,000            100,000
  24           69              926            19,775          100,000            100,000
  25           70              926            20,730          100,000            100,000

  The lowest annual base premium allowed for any plan of insurance is $300. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a level death benefit for a period which shall be the longer of ten years from the policy issue date or five years from the date of a policy adjustment. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described in the table below:

                    Minimum Plan
 Issue Age           (in years)
-------------       ------------
     56                  9
     57                  8
     58                  7
     59                  6
60 or greater            5

15

  This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $50,000.

Policy Adjustments
  Adjustable life insurance policies allow an owner to change the premium, face amount or the plan of insurance of the Policy after it is issued. Subject to the limitations described more fully below, you can at any time change the face amount of your Policy or your scheduled premium. A change in scheduled premium or face amount will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period may be lengthened or shortened for whole life plans or the plan may be converted from a whole life plan to a protection type plan which provides for a scheduled reduction in face amount at a future date. For Policies having a protection type plan, a change in face amount or premium may convert the Policy to a whole life plan by eliminating the scheduled decrease in face amount or it may change the time at which the decrease is scheduled to occur.
  Changes in premium, face amount or the plan of insurance are referred to as policy adjustments. They may be made singly or in combination with one another. There are also four other types of policy adjustments:

(1) a partial surrender of a Policy's cash value;

(2) an adjustment so that there are no further scheduled base premiums;

(3) an automatic adjustment at the point when the face amount is scheduled to decrease; and

(4) an automatic adjustment made under VAL '95 at the policy anniversary nearest the insured's age 70.

  When a Policy is adjusted, we compute a new plan of insurance, face amount or premium amount, if any. If a partial surrender of actual cash value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender, unless a different face amount is requested or required to satisfy the restrictions on adjustability described below. An adjustment providing for no further scheduled base premium payments, regardless of whether the Policy is paid-up, is also referred to as a "stop premium" mode and is described under the caption "Avoiding Lapse" on page 23 of this prospectus. At the point when the face amount is scheduled to decrease, an adjustment may be made to maintain the current face amount and premium of the Policy, as described on page 18. Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.

  In computing either a new face amount or new plan of insurance as a result of an adjustment, we will make the calculation on the basis of the higher of the Policy's "policy value" or its "tabular cash value" at the time of the change. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular cash value" is what the actual cash value of the Policy would have been if all scheduled premiums were paid annually on the premium due date, there were no policy adjustments or policy loans, any percentage increase in the actual cash value matched the Policy's assumed rate of return, the net investment experience of the sub-accounts selected by the owner or the interest credited to the guaranteed principal account matched the policy's assumed rate of return, the maximum cost of insurance charges were deducted once at the end of the policy year and other charges provided for in the Policy were deducted. See, for a further description of these values, the section "Policy Values" in this prospectus on page 24. If the policy value is higher than the tabular cash value, a policy adjustment will translate the excess value into enhanced insurance coverage, as either a higher face amount or an improved plan of insurance. If the policy value is less than the tabular cash value, use of the tabular cash value ensures that the Policy's guarantee of a minimum death benefit is not impaired by the adjustment.
  Any adjustment will result in a redetermination of a Policy's tabular cash value. After adjustment, the tabular cash value shall be equal to the greater of the policy value or the tabular cash value prior to that adjustment, plus any nonrepeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

  On adjustment, you may request a new Policy face amount. In the absence of instructions to the contrary, we will calculate the face amount after adjustment depending on the Policy's death benefit option, the type of adjustment, and whether the Policy is a VAL '95 or a VAL '87. With both VAL '87 and VAL '95, if the Policy has the Cash Option death benefit the new face amount will be equal to the face amount of the Policy less the amount of any partial surrender made as part of the adjustment. With a VAL '87 Policy with the Protection Option death benefit and with the Amended VAL '95 Protection Option after age 70, the face amount after adjustment shall be equal to the death benefit provided by the Policy immediately prior to the adjustment less the amount of any partial surrender made as part of the adjustment. With a VAL '95 Policy with the Protection Option death benefit before age 70, the face amount after adjustment will be equal to the face amount of the Policy immediately prior to the adjustment.

  To illustrate the operation of an adjustment, consider a standard risk VAL '95 Policy issued with a face amount of $100,000 and an annual premium of $926 to a male non-smoker insured age 45. If we assume a hypothetical gross annual investment return of 8 percent, the Protection Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 50 would be $2,065 and the Policy's tabular cash value would be $1,680. Assume the owner requests a policy adjustment to increase the scheduled premium to $1,500, but does not specify the face amount. As described above, we compare the policy value less the charge on adjustment to the tabular cash value to determine the policy value to be used in the plan of insurance calculation. In this example, the policy value (less the charge on adjustment) is greater than the tabular cash value, so the policy value is used. The tabular cash value is then set equal to the policy value. The policy adjustment would therefore result in a face amount of $100,000, a scheduled premium of $1,500, and a plan of insurance of full coverage until age 74, at which time the face amount would be scheduled to reduce to $14,952.
  The table below shows the tabular cash values, policy values and death benefits for the first ten years of the example described.

                              End of Year
Policy   Attained   Annual      Tabular     End of Year    Beginning of Year
 Year      Age      Premium   Cash Value    Policy Value     Death Benefit
------   --------   -------   -----------   ------------   -----------------
   1        46      $  926      $    0         $   13          $100,000
   2        47         926         437            474           100,013
   3        48         926         865            943           100,474
   4        49         926       1,280          1,473           100,943
   5        50         926       1,680          2,065           101,473
   6        51       1,500       2,842          2,914           102,065
   7        52       1,500       3,766          4,026           102,914
   8        53       1,500       4,684          5,255           104,026
   9        54       1,500       5,591          6,592           105,255
  10        55       1,500       6,477          8,032           106,592

  All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, scheduled premium, plan of insurance, attained age and tabular cash value.
Nonrepeating Premiums The Policy also allows a policy owner to pay a premium called a nonrepeating premium. This payment of premium is in addition to the scheduled premium payments called for by the terms of the Policy. While the payment of a nonrepeating premium does not cause an adjustment to the Policy, any such payment will be reflected in the tabular cash value of the Policy at issue or upon any later adjustment. The payment of a nonrepeating premium will increase the policy values you have available for investment in the Fund. With VAL '95, we may impose additional restrictions or refuse to permit nonrepeating premiums in our discretion.
Restrictions on Adjustments Adjustments can be made on any monthly anniversary of the policy date. You may request a policy adjustment by completing an application for adjustment. Adjustments will not apply to any additional benefit agreements which are attached to your Policy. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.
  An adjustment must satisfy certain limitations on premiums, face amount and plan. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. We reserve the right to change these limitations from time to time.

(1) An adjustment may not result in more than a paid-up whole life plan for the then current face amount.

(2) After age 85, increases in face amount requiring evidence of insurability will not be allowed.

(3) Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Cost of Living Agreement.

(4) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than ten years or to age 100, if less.

(5) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300.

(6) Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of a Cost of Living Agreement change, a partial surrender under the Policy or face amount changes which are required to satisfy limitations pertaining to plans of insurance.

(7) After adjustment, other than an automatic adjustment at the point when the face amount is scheduled to decrease, an automatic adjustment made under VAL '95 at the insured's age 70, or adjustment to stop premium, the Policy must provide a level face amount of insurance to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years from the policy issue date, as described on page 15.

(8) An automatic adjustment at the point when the face amount is scheduled to decrease or an adjustment to stop premium requires that a Policy have an actual cash value at the time of the adjustment as would be sufficient to keep the Policy in force until the next policy anniversary.

  Example As an example of the operation of the plan limitation on policy adjustment, assume a minimum plan VAL '95 Policy issued to a standard non-smoker risk male at age 40 with a level face amount of $100,000 for a period of ten years (until age 50) on a protection type plan for an annual premium of $428. Assume also that the Policy has a policy value equal at all times to its tabular cash value. If at the end of five years (at age 45) the policy owner wished to decrease the premium so as to reduce the period before a scheduled reduction in face amount took place from age 50 to age 49, the adjustment would not be allowed because a face amount decrease at age 49 would be only four years from the date of the policy adjustment, and nine years from the date of issue. On the other hand, if the owner wished to postpone a scheduled reduction in face amount until age 65 by increasing the premium of the Policy to $835 for the same initial face amount, the adjustment would be permitted because the face amount decrease would occur 25 years from the original issue date and 20 years from the date of adjustment, both periods of time which are within the policy adjustment limitations on plans of insurance.
  The plan limitations apply for each type of adjustment. Consider a situation similar to the one above except that the Policy has an initial face amount of $200,000. In that case the annual premium for a minimum plan of ten years (before the scheduled reduction in face amount) would be $800. If the policy owner wished to make a partial surrender of $500 at the end of five years, the surrender would not be permitted without either an increase in premium or a further reduction in face amount, since the annual premium of $800 would support the adjusted face amount of $199,500 for only two more years from the point of adjustment. This resulting plan would be less
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than the minimum plan of five years. If the owner elected to increase the premium in order to maintain the new face amount of $199,500, the new premium would have to be sufficient to continue the new face amount for an additional five years from the policy adjustment date.
  Similarly, if the owner requested a reduction in face amount below $199,500 in order to satisfy the limitations pertaining to plans of insurance, the new face amount would have to continue for an additional five years, which is ten years from the date the Policy was issued. As indicated, a face amount change made for the purpose of bringing an adjustment into compliance with the plan limitation will not be subject to the usual minimum face amount change requirement of $5,000. A partial surrender may often require a reduction in face amount by more than the amount of the surrender in order to satisfy plan limitations.

Proof of Insurability We require proof of insurability for all adjustments resulting in an increase in face amount, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay substandard risk premiums, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. With VAL '87, the payment of a nonrepeating premium will require evidence of insurability when the Protection Option death benefit option is in effect or if the Policy is paid-up at the time of payment. With VAL '95, we may require evidence of insurability when a nonrepeating premium is paid if the death benefit of your Policy increases as a result of the payment of a nonrepeating premium.
Charges in Connection with Policy Adjustments In connection with a policy adjustment, we will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium, we will assess a new first year sales load on any increase in premium on adjustment. We will also assess an underwriting charge on any increase in face amount requiring evidence of insurability. See, for a further description of these charges, the section "Policy Charges" in this prospectus on page 31. Limiting the first year sales load and underwriting charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase. A policy adjustment will always be more favorable than the purchase of a second Policy for the increased amount since there is no duplication of administrative charges.
19

  The chart below illustrates the kinds of changes that may be made as a policy adjustment and the effect of each.


IF YOU MAKE THIS                                     IT WILL DO THIS:
KIND OF
ADJUSTMENT,
-------------------------------------------------------------------------------------

  If you . . .
  Decrease the current                               then: a scheduled decrease
  face amount..........  while the premium remains   in the current face amount,
  or                     the same................... if any, will take place at
  Retain the current                                 an increased age of the
  face amount..........  while the premium increases insured; a scheduled decrease in the face amount
                                                     will be eliminated; or the
                                                     premium paying period will
                                                     be shortened.
-------------------------------------------------------------------------------------

 If you . . .

  Increase the current                               then: a scheduled decrease
  face amount..........  with no increase in premium in the current face amount,
  or                                                 if any, will take place at
  Retain the current                                 a decreased age of the
  face amount..........  while the premium           insured; a scheduled
  or                     decreases.................. decrease in the face amount
  Make a partial                                     will occur; or the premium
  surrender............  while the premium and face  paying period will be amount remain the same..... lengthened.
-------------------------------------------------------------------------------------

  If you . . .

  Stop base premium....  while the face amount       then: a scheduled decrease
                         remains the same........... in the current face amount, if any, will take place at a
                                                     decreased age of the insured
                                                     and no insurance will be
                                                     provided after the decrease;
                                                     or, a scheduled decrease in the
                                                     face amount will occur.
                                                     However, for VAL '95, you must
                                                     continue to pay the charge for
                                                     a sub-standard risk, or your
                                                     Policy will lapse.
-------------------------------------------------------------------------------------

  You may request a description of the effect of other types or combinations of adjustments from us.

Applications and Policy Issue
  Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $50,000 and we require an annual base premium on each Policy of at least $300. The minimum plan of insurance at policy issue is a protection plan which has a level death benefit for a period of ten years. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years from the Policy issue date, as described on page 15. The Policy must be issued on an insured no more than age 85. Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who satisfy the underwriting requirements are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.
  If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. The policy date will be used to determine subsequent policy anniversaries and premium due dates.
  If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 15 days after the issue date. The 15 day period has been determined to be the normal time during which delivery of the Policy to the policy owner is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.
  In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.
  When the Policy is issued, the face amount, premium, tabular cash values and a listing of any supplemental agreements are stated on the policy information pages of the policy form, page 1.

Policy Premiums
  The Policies have a level premium throughout the life of the insured or until the Policy becomes paid-up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed under the heading "Restrictions on Adjustments" in this prospectus on page 17, you may choose to adjust the Policy at any time and alter the amount of future premiums.

  The amount of premium required for a Policy will depend on the Policy's initial face amount, the plan of insurance, the insured's age at issue, sex, risk classification, smoking status and the additional benefits associated with the Policy.

  The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a conditional insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as may be approved by your bank.

  Scheduled premiums on the Policy are payable during the insured's lifetime on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled premiums monthly if you make arrangements for payments through an automatic payment plan established through your bank or if you meet the requirements to establish a payroll deduction plan through your employer. A scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.

  In addition to scheduled premiums, you may pay a nonrepeating premium. The maximum nonrepeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the then current face amount. The minimum nonrepeating premium is $500.

  We will bill annually, semi-annually or quarterly for nonrepeating premiums if a Policy has a base annual premium of at least $2,400 and if each nonrepeating premium is at least $250. You may also arrange for monthly payments through an automatic payment plan established through your bank; in this situation, your base annual premium must be at least $2,400 and each nonrepeating premium must be at least $200.

  With VAL '95 we may impose additional restrictions or refuse to permit nonrepeating premiums in our discretion.

  The payment of a nonrepeating premium may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 38.
  With VAL '87, charges for additional benefits are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums, to calculate net premiums. With VAL '95, charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums to calculate net premiums.
  Net premiums, namely premiums after the deduction of the charges assessed against premiums and nonrepeating premiums, are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.
  You make your selection on your application for the Policy. You may change your allocation instructions for future premiums by giving us a written request. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be at least 10 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of 30 days after Policy issue or an adjustment. If we exercise this right, net premiums will be allocated to the Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.
  We reserve the right to restrict the all ocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction, and this restriction is not applicable when you are allocating all of your premiums to the guaranteed principal account as a conversion privilege.
Paid-Up Policies A Policy is paid-up when no additional premiums are required to provide the face amount of insurance for the life of the insured. We may or may not accept additional premiums. When a Policy becomes paid-up, the policy value will then equal or exceed the net single premium needed to purchase an amount of insurance equal to the face amount of the Policy at the insured's then attained age. However, its actual cash value will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid-up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See the discussion in this prospectus under the heading "Policy Loans," below.
  We will make a determination on each policy anniversary as to whether a Policy is paid-up. When a Policy becomes paid-up, we will send you a notice. Lapse Your Policy may lapse in one of two ways: (1) if a scheduled premium is not paid; or (2) if there is no actual cash value when there is a policy loan.
  As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 31-day grace period provided by the Policy. You may pay that premium during the 31-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 31-day grace period. The insured's life will continue to be insured during this 31-day period.
  With VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable notwithstanding the adjustment to a stop premium mode. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period provided will cause the Policy to lapse.
22

  If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid-up and all scheduled premiums had been paid.
  If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If the payment is not received within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. For more information on lapse, see "Avoiding Lapse" below.

  If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, we will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. Unless you request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, we will apply it to purchase extended term insurance on the insured's life.

  We determine the duration of the extended term benefit by applying the surrender value of your Policy as of the end of the grace period as a net single premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.
  You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. For more information on this option, please see the heading "Policy Loans" in this prospectus on page 28.
Reinstatement At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the Policy terminated because the surrender value has been paid or the period of extended insurance has expired. We will require:
(1) your written request to reinstate the Policy;
(2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and
(3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per annum compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 8 percent per annum compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.
  After a lapse and reinstatement, the reinstated Policy may be adjusted. The standard minimum requirements for adjustments will continue to apply, as described under the section "Restrictions on Adjustments" in this prospectus on page 17.
Avoiding Lapse If your Policy has sufficient loan value, you can avoid a lapse due to the failure to pay a scheduled premium by arranging for an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under the caption "Policy Loans" on page 28 of this prospectus. An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional sales and
23
underwriting charges. Automatic premium loans for the long term are generally not advantageous.

  You may also avoid a lapse due to the failure to pay a scheduled premium by adjusting your Policy to a stop premium mode. We will use the greater of your policy value or tabular cash value to determine a new plan of insurance based on the greater of the then current face amount or death benefit of the Policy and the assumption that no further premiums will be paid. The new plan may be a term or protection plan, but unlike other term plans there will be no reduced face amount of coverage at the time the tabular cash value is scheduled to expire because no further premiums will be payable. If at that time the Policy has a surrender value, we will use it to purchase extended term coverage or we will pay it to you in a single sum thereby terminating the Policy.
  The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option in that under both, the coverage is available only for a limited period of time. The arrangements are, however, fundamentally different. Extended term coverage is a fixed benefit with fixed cash values providing a longer guaranteed period of coverage than the same amount applied as a stop premium. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary to reflect any investment experience of selected sub-accounts and the deduction of smaller cost of insurance charges than the maximum charges derived from the 1980 CSO mortality tables. Because the actual cash value continues to exist, policy charges assessed to the actual cash value will continue to be made while the Policy is on stop premium. Moreover with VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.
  There are also other differences which should be considered. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability, while the reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.
  If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode should depend on, first, whether the surrender value of your Policy at that time exceeds its tabular cash value and, second, whether you expect your Policy's policy value to exceed its tabular cash value in the future. If at the time of possible lapse your Policy's surrender value is less than its tabular cash value, you should consider adjusting to a stop premium mode because the period of insurance coverage will be based on the higher tabular cash value while the period of extended term coverage upon lapse would be computed on the basis of the lower surrender value. If the two values are the same, the period of guaranteed coverage under the extended term option will be longer than under the stop premium mode. Thus, you should be sure that the benefit of using the higher tabular cash value is not offset by the shorter period of guaranteed insurance coverage usually resulting from the stop premium mode.
  On the other hand, if the surrender value of your Policy exceeds its tabular cash value, you should evaluate the benefit of a guaranteed longer period of insurance coverage under the extended term option against the possibility of longer coverage under the stop premium mode. With the stop premium mode there may be an available policy value at the end of the plan which could be used to continue the face amount of the Policy to a later time than provided under the extended term option. In considering this possibility, you should keep in mind that a Policy with the Cash Option death benefit is more likely to have a higher policy value than a comparable Policy with the Protection Option death benefit.

Policy Values
  The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account. Depending upon the death benefit selected, the death benefit may also vary although it will never be less than the then current face amount. Net premiums, namely premiums after the deduction of all charges, will be allocated to the guaranteed principal account or sub-accounts of the Variable Life Account selected by you on your application for the Policy.

  The value of the Policy's interest in the guaranteed principal account and the sub-accounts of the Variable Life Account is known as its actual cash value. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub-accounts of the Variable Life Account. Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are made when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts of the Variable Life Account in which the Policy participates. Even if you continue to pay scheduled premiums when due, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges. Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual and tabular cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. It will be as of a date within two months of its mailing.
  The guaranteed principal account actual cash value is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. Interest is credited on the guaranteed principal account actual cash value of your Policy. Interest is credited daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. Your guaranteed principal account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.

  We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. We determine the separate account actual cash value by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub-account.
The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive your premium at our home office.
  Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number will be increased by the allocation of subsequent net premiums, nonrepeating premiums, dividends, loan repayments, loan interest credits and transfers to that sub-account. The number of units of each sub-account credited to your Policy will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. Such number of sub-account units will decrease to zero on a policy surrender, the purchase of extended term insurance or termination.
  The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.
  The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the
25
mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:
(1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus
(2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
(3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.
  We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except

(1) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares,

(2) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds and

(3) customary national business holidays on which the New York Stock Exchange is closed for trading.
  Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against your actual cash value, namely the administration charge of $60 per year and the cost of insurance charge (and, for VAL '87 any charge for sub-standard risks). Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, (charges for sub-standard risks for VAL '87) and the existence of policy loans.
  To illustrate the operation of the Policy under various assumptions, we have prepared several tables, along with additional explanatory text, that may be of assistance. For these tables, please see Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," found on page 84 of this prospectus. For additional materials and tables, including values after policy charges, please see Appendix II, Summary of Policy Charges, found on page 93 of this prospectus.
Transfers The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers: transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed principal account. The amount to be transferred to or from a sub-account or the guaranteed principal account must be at least $250. If the balance is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently, there is a charge only for non-systematic transfers in excess of four per year. None of these requirements will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.
  Your instructions for transfer may be made in writing or you, or a person
26
authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is (651) 665-4194.
  Transfers made pursuant to a telephone call are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, policy owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, policy owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone transfer privileges. For more information on telephone transfers, contact us.
  While for some policy owners we have used a form to pre-authorize telephone transactions, we now make this service automatically available to all policy owners. We will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves in those telephone conversations through policy numbers, social security numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone transfer.
  The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year. Neither of these restrictions will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.
  Transfers from the guaranteed principal account must be made by a written or telephone request. It must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office. Currently, we do not impose such restrictions.
  In the case of a transfer, the charge is assessed against the amount transferred.

Death Benefit Options
  The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options-- the Cash Option or the Protection Option. If you fail to make an election, the Cash Option will be in effect. The scheduled premium for a Policy is the same no matter which death benefit option you choose. At no time will the death benefit be less than the larger of the then current face amount or the amount of insurance that could be purchased using the policy value as a net single premium.
Cash Option Under the Cash Option, the death benefit will be the current face amount at the time of the insured's death. The death benefit will not vary unless the policy value exceeds the net single premium for the then current face amount. At that time, the death benefit will be the greater of the face amount of the Policy or the amount of insurance which could be purchased at the date of the insured's death by using the policy value as a net single premium.
Protection Option The death benefit provided by the Protection Option will vary with the investment experience of the allocation options you select, any interest credited as a result of a policy loan and the extent to which we assess lower insurance charges than those maximums derived from the 1980 Commissioners Standard Ordinary Mortality Tables.
  With VAL '87, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.
  Before the policy anniversary nearest the insured's age 70, and with both VAL '95 and the Amended VAL '95 Protection Option, if you have chosen that Option, the amount of the death benefit is equal to the policy value, plus the larger of:
(a) the then current face amount; and
(b) the amount of insurance which could be purchased using the policy value as a net single premium.
  At the policy anniversary nearest the insured's age 70, we will automatically adjust the face amount of your Policy to equal the death benefit immediately preceding the adjustment. The Protection Option of VAL '95 is only available until the policy anniversary nearest the insured's age 70; at that time we will convert the death benefit option to the Cash Option. With the Amended VAL '95 Protection Option, after the policy anniversary nearest the insured's age 70, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.
  Choosing the Death Benefit Option The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable investment results reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. In the event of a superior investment performance, the Cash Option will result in a Policy becoming paid-up more rapidly than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit provided under that option. But under the Cash Option, favorable investment experience does not increase the death benefit unless the policy value exceeds the net single premium for the then current face amount, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable investment experience.
  You may elect to have the death benefit option changed while the Policy is in force by filing a written request with us at our home office. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 38.
  For an illustration of the calculation of the death benefit under the Policy options, please see Appendix III, "Illustration of Death Benefit Calculation," on page 98 of this prospectus.

Policy Loans
  You may borrow from us using only your Policy as the security for the loan. The total amount of your loan may not exceed 90 percent of your policy value. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 38.

  The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. At your request, we will send you a loan request form for your signature. You may also obtain a policy loan by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Should you make a telephone call to us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your written request at our home office.

  When you take a loan, we will reduce the actual cash value. It will be reduced by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. The number of units to be cancelled will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan.
  The actual cash value of your Policy may decrease between premium due dates. If your Policy has indebtedness and no actual cash value, the Policy will lapse. In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.
Policy Loan Interest The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.

  Policy loan interest is due:

  . on the date of the death of the insured

  . on a policy adjustment, surrender, lapse, a policy loan transaction

  . on each policy anniversary.

  If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

  We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 2 percent per annum. We allocate policy loan interest credits to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed principal account and separate account following your instructions to us. We will use your instructions for the allocation of net premiums. In the absence of such instructions, we will allocate interest credits to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

  Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 2 percent per annum. However, depending on the insured's age and the period of time that the Policy has been in force, we may credit the Policy with interest at a more favorable rate. Under our current procedures, if all the conditions are met we will credit your loan at a rate which is equal to the policy loan rate minus
 .75 percent per annum. The conditions which must be met have to do with your age and the duration of the Policy. The insured's age must be greater than or equal to age 55 as of the last policy anniversary. The duration of the Policy, which is the number of years during which the Policy has been in force, must be greater than or equal to 10. The duration includes any period a previous policy was in effect if that previous policy was exchanged for this Policy.

  Policy loans may also be used as automatic premium loans to keep your Policy in force. If you asked for this service in your application, or if you write us and ask for this service after your Policy has been issued, we will make automatic premium loans. You can also write to us at any time and tell us you do not want this service. If you have this service and you have not paid the premium that is due before the end of the grace period, we will make a policy loan to pay the premium. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.
Policy Loan Repayments If your Policy is in force, your loan can be repaid in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than
29

$100. When implemented, we will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

  We allocate loan repayments to the guaranteed principal account until all loans from the guaranteed principal account have been repaid. Thereafter we allocate loan repayments to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.
  Loan repayments reduce your loan account by the amount of the loan repayment.
  A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made. For an example of the effect of a policy loan on a Policy and its death benefit, please see Appendix IV, "Policy Loan Example," in this prospectus on page 99.

Surrender

  You may request a surrender or partial surrender of your Policy at any time while the insured is living. On surrender, the surrender value of the Policy is the actual cash value minus unpaid policy charges which are assessed against actual cash value. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, as an alternative, you may request that the surrender value be applied on a settlement option or to provide extended protection insurance on the life of the insured.

  We also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. However, we will not permit a partial surrender, if immediately thereafter the partial surrender would reduce the actual cash value to an amount which is less than 10 percent of the policy value immediately after the partial surrender. If a Policy is not paid-up, the death benefit of the Policy will be reduced by the amount of the partial surrender. If the Policy is paid-up, the death benefit will be reduced so as to retain the same ratio between the policy value and the death benefit of the Policy as existed prior to the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.
  We are currently waiving these restrictions requiring a minimum amount for a partial surrender where a partial withdrawal from a Policy, which is on stop premium, is being used to pay premiums for sub-standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial withdrawal are also waived.

  On a partial surrender, you may tell us which Variable Life Account sub-accounts from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, we will deduct partial surrenders from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

  We will pay a surrender or partial surrender as soon as possible, but not later than seven days after our receipt of your written request for surrender. However, an exception to this is that if any portion of the actual cash value to be surrendered is attributable to a premium or nonrepeating
30
premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid to your Policy.

Free Look
  It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent by the later of:

(1) ten days after you receive it;

(2) 45 days after you have signed the application; or

(3) ten days after we mail to you a notice of your right of withdrawal.

  If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.
  If the Policy is adjusted, as described under the heading "Policy Adjustments" in this prospectus on page 16, and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within the time periods stated in the immediately preceding paragraph. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

Conversion
  So long as your Policy is in force and all scheduled premiums have been duly paid, you may convert the Policy to an adjustable life policy, with a fixed death benefit and cash values, which we may then offer. This right is in addition to your right to make described policy adjustments. For VAL '95, this conversion privilege is only available during the first 24 months from the original policy date, but comparable fixed insurance coverage can be obtained after 24 months from the original policy date by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.
  The converted Policy shall have the same face amount as is currently provided by your Policy and premiums based upon the same issue age and risk classification of the insured as stated in your Policy. The premiums and actual cash values provided by the converted Policy may be different as a result of an equitable adjustment made to reflect any variances in the premiums and cash values under the Policy and the new Policy.

Policy Charges
Premium Charges Premium charges vary depending on whether the premium is a scheduled premium or a nonrepeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. With VAL '87, charges for sub-standard risks are assessed against the actual cash values. With VAL '95, charges for sub-standard risks are deducted from the premium, to calculate the base premium. Charges for sub-standard risks include both table ratings and cash extra charges. With both VAL '87 and VAL '95, charges for additional benefits are deducted from the premium to calculate the base premium.

  From base premiums we deduct a sales load, an underwriting charge, a premium tax charge and a face amount guarantee charge. The base premium excludes any charge deducted from the premium to provide for any additional benefits provided by rider and, in the case of VAL '95, any charge deducted for sub-standard risks.

(1) The sales load consists of a deduction from each premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to base premiums, scheduled to be paid in the 12 month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance. In other words, for base premiums greater than this whole life premium, the amount of the base premium in excess of such whole life base premium will be subject only to the 7 percent basic sales load.
    Only adjustments that involve an increase in base premium will result in additional first year sales load being assessed on that increase in premium. If any adjustment occurs during a period when a first year sales load is being collected and the adjustment results in an increase in base premium, an additional first year sales load, not to exceed 23 percent of the increase in base premium, will be added to the uncollected portion of the first year sales load that was being collected prior to the adjustment. This total amount of first year sales load will then be collected during the 12 month period following the adjustment.
    If any adjustment occurs during the 12 month period when a first year sales load is being collected and the adjustment does not result in an increase in base premium, the first year sales load percentage not to exceed 23 percent, that was in effect prior to the adjustment is multiplied by the base premium in effect after the adjustment; this number is then multiplied by a fraction equal to the number of months remaining in the previous 12 month period divided by 12. This amount of first year sales load will then be collected during the 12 month period following the adjustment.
    All of the sales load charges are designed to average not more than 9 percent of the base premiums (in the case of a VAL '87 Policy, the base premium less any charge for sub-standard risks) over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary. For examples of how we compute sales load charges, see the heading "Examples of Sales Load Computations" in this prospectus on page 34.
    The sales load is designed to compensate us for distribution expenses incurred with respect to the Policies. The amount of the sales load in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales load, we will recover them from our other assets or surplus including profits from mortality and expense risk charges.
(2) The underwriting charge currently is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be made during the first policy year and during the twelve months following certain policy adjustments. The underwriting charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records. This charge is not guaranteed, so that on a policy adjustment the then current underwriting charge will apply to any increase in face amount which requires new evidence of insurability. In the event of a policy adjustment which results in a face amount increase and no premium, you must then remit the then current underwriting charge to us prior to the effective date of the adjustment or we will assess the charge against your actual cash value as a transaction charge on adjustment.

(3) The premium tax charge of 2.5 percent is deducted from each base premium. This charge is designed to cover the aggregate premium taxes we pay to state and local governments for this class of policies. We do not guarantee this charge, and it may be increased in the future, but only as necessary to cover our premium tax expenses.
(4) The face amount guarantee charge of 1.5 percent is deducted from each base premium. This charge is designed to compensate us for our guarantee that the death benefit will always be at least equal to the current face amount in effect at the time of death regardless of the investment performance of the sub-accounts in which net premiums have been invested. The face amount of a Policy at issue or adjustment and the appropriate premium therefor reflect a "tabular cash value" (defined on page 17 above) based upon an assumed annual
32
   rate of return of 4 percent. If the policy value is less than the tabular cash value at the time of death, it will not be sufficient to support the face amount of the Policy under the actuarial assumptions made in designing the Policy. The face amount guarantee is a guarantee that the face amount will be available as a death benefit notwithstanding the failure of the Policy to perform in accordance with the assumptions made in its design. Thus, even if the policy value should be less than the amount needed to pay the deductions to be made from the actual cash value on the next monthly policy anniversary, see discussion below, the Policy's guaranteed death benefit will remain in effect and the Policy will remain in force. We guarantee not to increase this charge.
Carges Taken Fromh
     Premium
                   Plus, in the
---------------     First Year
                  ---------------
 7.00% Sales      Additional
      Load        Sales Load (up
 1.50% Face       to 23%)
      Amount      Underwriting
      Guarantee   Charge (up to
 2.50% Premium    $5/$1000 of
      Tax         Insurance
---------------   Coverage)
11.00% Total

Nonrepeating Premiums Nonrepeating premiums are currently subject to the 2.5 percent premium tax charge but not to a sales load charge. We do not assess a face amount guarantee charge or underwriting charge against nonrepeating premiums.
Actual Cash Value Charges In addition to deductions from premiums and nonrepeating premiums, we assess from the actual cash value of a Policy an administration charge, certain transaction charges and the cost of insurance charge, (and in the case of a VAL '87 Policy, any charge for sub-standard risks). These charges are as follows:
(1) The administration charge is designed to cover certain of our administrative expenses, including those attributable to the records maintained for your Policy. The administration charge is $60 for each policy year.
(2) The transaction charges are for expenses associated with processing transactions. There is a charge of $25 for each policy adjustment.
  If the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered.
  We also reserve the right to make a charge, not to exceed $10, for each transfer of actual cash value among the guaranteed principal account and the sub-accounts of the Variable Life Account. Currently there is a $10 charge only for non-systematic transfers in excess of four per year.
(3) The cost of insurance charge compensates us for providing the death benefit under a Policy. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, sex, risk class, the level of scheduled premiums for a given amount of insurance, duration of the Policy and the smoking habits of the insured. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables. The net amount at risk is the death benefit under your Policy less your policy value. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.

  We assess administration and cost of insurance charges (and for a VAL '87 Policy, sub-standard risk charges, if any,) against your actual cash value on the monthly policy anniversary. In addition, we assess such charges on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.

  We assess transaction charges against your actual cash value at the time of a policy adjustment or when a transfer is made. In the case of a transfer, the charge is assessed against the amount transferred.

  We assess charges against your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

 Charges Taken from Actual Cash Value

 . Administration Charge ($60/year)
 . Cost of Insurance Charge
 .If Applicable: Transaction Charge and Charge for Sub-Standard Risks

Separate Account Charges We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of .50 percent of the average daily net assets of the Variable Life Account.
  We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.
 Charges Taken from Separate Account

 . .50% Mortality and Expense Risk Charge
Examples of Sales Load Computations
  As noted previously, all sales load charges are designed to average not more than 9 percent of base premiums (in the case of a VAL '87 Policy, the base premium less any charge for sub-standard risks) over the lesser of: the life expectancy of the insured at policy issue or adjustment, or 15 years from the policy issue or adjustment; or the premium paying period. A number of examples of sales load computations are included in Appendix V, Example of Sales Load Computation, in this prospectus on page 100.
  It should be noted from the above that the sales load charges are designed to be spread over time and they assume a continuation of the Policy. Early adjustment of the Policy to lower premium levels or early surrender of policy values will have the effect of increasing the portion of premium payments used for sales load charges. In addition, because a first year sales load is applied to increases in premium, a pattern of increases and decreases in premiums should be avoided.

Policies Issued in Exchange We will waive or modify certain charges assessed against base premiums as described above in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described herein. Those policy owners may do so, subject to their application for this Policy and our approval of the exchange. Under certain circumstances, we will require evidence of insurability for an exchange. A $150 administrative charge is currently required for the exchange.
  In those situations where a Policy is issued in exchange for a current policy issued by us, we will not assess any charges, except for the administrative charge, to the existing cash values at the time they are transferred to the Policy. Subsequent premium payments, absent adjustment and unless the exchanged policy was not in force for at least one year, will not be subject to a first year sales load or underwriting charge (unless evidence of insurability has been required for the exchange) at the established face amount and the level of premiums of the exchanged policy. All other charges will apply to the Policy and premiums paid under it thereafter.

Other Policy Provisions
Beneficiary When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request as provided below.
  If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.
  You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.
  Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds we have paid
34
before your request was recorded in our home office records.

Payment of Proceeds The amount payable as death proceeds upon the insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option death benefit is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.
  We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per annum (4 percent for a VAL '87 Policy) for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

(1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

(2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

Settlement Options The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. We will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.
  We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent (4 percent for VAL '87).
  The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable between you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
  Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.
Option 1--Interest Payments
  This is an annuity based upon the payment of interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
Option 2--Payments for a Specified Period
  This is an annuity payable for a specified number of years. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for periods not shown and current rates are available from us at your request.
Option 3--Life Income
  This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and sex of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for ages not shown and current rates are available from us at your request. It would be possible under this option for the annuitant to receive only one annuity payment if death occurred prior to the due date of the second annuity payment, two if death occurred before the due date of the third annuity payment, etc. Option 4--Payments of a Specified Amount
  This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

  If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.
  The minimum amount of interest we will pay under any settlement option is 3 percent per annum (4 percent for a VAL '87 Policy). Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

Assignment The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

Misstatement of Age If the insured's age has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct age.

Incontestability After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except for fraud or for nonpayment of premium. However, if there has been a face amount increase for which we required evidence of insurability, we may contest that increase for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the increase.
Suicide If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for such increase.
Dividends The Policies are participating policies. Each year we will determine if this class of Policies and your Policy will share in our divisible surplus. We call your share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these Policies.
  Dividends, if received, may be added to your actual cash value or, if you so elect, they may be paid in cash.

  We will allocate any dividend applied to actual cash value to the guaranteed principal account or to the sub-accounts of the separate account in accordance with your instructions for new premiums. In the absence of instruction, we will allocate dividends to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those actual cash values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

Reports At least once each year we will send you a report. This report will include the actual cash value, the tabular cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The report will be as of a date within two months of its mailing.

Additional Benefits

Additional Benefits When a Policy is issued, you may be able to obtain additional policy benefits. Subject to underwriting approval, we will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

Waiver of Premium Agreement The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the insured's disability. We provide waiver of premium coverage on most Policies, unless you elect not to have it.
Policy Enhancement Agreement and Cost of Living Agreement Both the Policy Enhancement Agreement and the Cost of Living Agreement provide for increases in the face amount, without evidence of insurability and help you maintain the purchasing power of the protection provided by the Policy. The Policy Enhancement Agreement requires an additional premium, but none is required for the Cost of Living Agreement. Your Policy may not contain both of these agreements.

  The Policy Enhancement Agreement provides for an increase in the face amount on each policy anniversary. The face amount will be increased by a specified percent, between 3 percent and 10 percent, which you choose when you apply for this benefit; the base premium will also be increased by the same percent. If you reject an increase, the agreement will terminate.

  Unless you choose the Policy Enhancement Agreement, we will issue most Policies with a Cost of Living Agreement. The Cost of Living Agreement provides for a face amount increase equal to the percentage increase in the consumer price index during the previous three years, provided that you have not made a face amount adjustment during that time. Unless we agree otherwise, the cost of living increase may not exceed 20 percent of the Policy's face amount before the increase or $100,000. The increase in premiums and face amount is treated as a policy adjustment. Prior to the effective date of the increased coverage we will notify you of the offered increase in face amount and the required premium increase for the new face amount. You may elect to accept the increase in face amount and premium. If you fail to accept the cost of living face amount increase, no further increases will generally be offered when the insured is over the age of 21.
Face Amount Increase Agreement The Face Amount Increase Agreement also provides for increases in the face amount, without evidence of insurability. The agreement requires an additional premium and allows increases for Policies issued between an insured's age 0 and 37.
Survivorship Life Agreement The Survivorship Life Agreement requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you. This right extends for a period of 90 days after the death of that other person. Typically, the person you designate will also purchase a similar right to buy additional life insurance in the event of your death. In the event you and the previously designated life die simultaneously, we will pay your beneficiary one-half of the specified amount of this agreement in addition to the death benefit due on your Policy.
Family Term Rider The Family Term Rider requires an additional premium and provides a fixed amount of protection insurance on children of an insured. Exchange of Insurance Agreement The Exchange of Insurance requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting.
Accelerated Benefits Agreement The Accelerated Benefits Agreement is issued without additional premium on all Policies issued to individual insureds. It allows you to receive a significant portion of your Policy's death benefit, which for this purpose is essentially defined as the face amount less any policy loan, while the insured is still living. Subject to certain conditions, you may apply to receive a loan in excess of the Policy's maximum loan amount if the insured develops a terminal condition due to sickness or injury. The maximum accelerated benefit we will pay is the lesser of $1,000,000 or 75 percent of the death benefit. The minimum accelerated benefit we will pay is $10,000.

  The accelerated benefit will be treated as a loan, apart from the policy loan provisions described elsewhere. Amounts received as a loan under the Accelerated Benefit Agreement will be charged interest. Once the accelerated benefit is paid, the interest rate will not change. Upon the death of the insured, we will deduct the accrued loan balance prior to the payment of the Policy's proceeds. A receipt of amounts under the agreement may be taxable. You should seek assistance from your tax adviser.
Short Term Agreement The Short Term Agreement requires an additional premium and provides temporary protection insurance, on a fixed death benefit basis only, issued for a period of time less than a year. It is issued to provide temporary life insurance coverage until the later issue date of the insured's Policy. It may be used in situations where specific policy dating is required, yet insurance coverage is needed immediately. The Short Term Agreement terminates on the policy issue date of the Policy.

             Other Matters
Federal Tax Status

  The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. We have not considered any applicable state or other tax laws. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS").

  We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

  Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance if certain tests are met. There is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. However, it remains unclear whether a substandard risk Policy will meet the statutory life insurance contract definition.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Life Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Variable Life Account, through the Funds, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Funds' assets may be invested. Although the investment adviser of Advantus Series Fund is an affiliate of Minnesota Life, we do not have control over the Funds or their investments. Nonetheless, we believe that each Portfolio of the Funds in which the Variable Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable life policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise the investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the owner of a Policy has the choice of more sub-accounts in which to allocate net purchase payments and policy values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a policy owner being treated as the owner of the assets of the Variable Life Account. In addition, we do not know what standards, if any, will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.
  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

  On the death of the insured, we believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under
Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
  You are not currently taxed on any part of your interest until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity.
  Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

  We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to you. However, whether a modified endowment contract or not, the interest paid on policy loans will generally not be tax deductible.
  A surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Premiums for additional benefits are not used in the calculation for computing the tax on actual cash values. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income, subject to tax.

  It should be noted, however, that under the Code the tax treatment described above is not available for policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

  Modified endowment contracts would still be treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value would not be taxed on a yearly basis. However, any amounts you received, such as dividends, cash withdrawals, loans and amounts received from partial or total surrender of the contract would be subject to the same tax treatment as the same amounts received under an annuity. This annuity tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.
  The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988. It should be noted, in addition, that a policy which is subject to a "material change" shall
39
be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the 7-pay test by taking into account the previously existing cash surrender value. The addition of the guaranteed principal account to an outstanding Policy may have Federal income tax implications, e.g., whether the addition of such account causes a "material change." While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in the regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the policy. To date, no regulations under this provision have been issued.

  If a Policy becomes a modified endowment contract, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective policy owner should contact a tax adviser before purchasing a policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any nonrepeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

  Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

  Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each policy owner or beneficiary. A tax adviser should be consulted for further information.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

  It should be understood that the foregoing description of the federal income tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.
  At the present time, we make no charge to the Variable Life Account for any Federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

Directors and Principal Management Officers of Minnesota Life

         Directors                         Principal Occupation
         ---------                         --------------------
 Giulio Agostini           Senior Vice President, Finance and Administrative
                           Services, 3M, St. Paul, Minnesota
 Anthony L. Andersen       Chair-Board of Directors, H. B. Fuller Company, St.
                           Paul, Minnesota (Adhesive Products) since June 1995,
                           prior thereto for more than five years President and
                           Chief Executive Officer, H. B. Fuller Company
 Leslie S. Biller          Vice Chairman and Chief Operating Officer, Wells
                           Fargo & Company, San Francisco, California (Banking)
 John F. Grundhofer        President, Chairman and Chief Executive Officer,
                           U.S. Bancorp, Minneapolis, Minnesota (Banking)
 David S. Kidwell, Ph.D.   Dean and Professor of Finance, The Curtis L. Carlson
                           School of Management, University of Minnesota,
                           Minneapolis, Minnesota
 Reatha C. King, Ph.D.     President and Executive Director, General Mills
                           Foundation, Minneapolis, Minnesota
 William B. Lawson, Sr.    Chairman and Chief Executive Officer, Lawson
                           Software, Minneapolis, Minnesota
 Thomas E. Rohricht        Of Counsel, Doherty, Rumble & Butler Professional
                           Association, St. Paul, Minnesota (Attorneys)
 Robert L. Senkler         Chairman of the Board, President and Chief Executive
                           Officer, Minnesota Life Insurance Company since
                           August 1995; prior thereto for more than five years
                           Vice President and Actuary, Minnesota Life Insurance
                           Company
 Michael E. Shannon        Chairman, Chief Financial and Administrative
                           Officer, Ecolab Inc., St. Paul, Minnesota (Develops
                           and Markets Cleaning and Sanitizing Products)
 Frederick T. Weyerhaeuser Retired since April 1998, prior thereto Chairman and
                           Treasurer, Clearwater Investment Trust since May
                           1996, prior thereto for more than five years
                           Chairman, Clearwater Management Company, St. Paul,
                           Minnesota (Financial Management)

Principal Officers (other than Directors)

        Name                               Position
        ----                               --------
 John F. Bruder      Senior Vice President
 Keith M. Campbell   Senior Vice President
 Robert E. Hunstad   Executive Vice President
 James E. Johnson    Senior Vice President and Actuary
 Dennis E. Prohofsky Senior Vice President, General Counsel and Secretary


         Name                              Position
         ----                              --------
 Gregory S. Strong    Senior Vice President and Chief Financial Officer
 Terrence M. Sullivan Senior Vice President
 Randy F. Wallake     Senior Vice President
 William N. Westhoff  Senior Vice President and Treasurer

  All Directors who are not also officers of Minnesota Life have had the principal occupation (or employers) shown for at least five years. All officers of Minnesota Life have been employed by us for at least five years with the exception of Mr. Westhoff. Mr. Westhoff has been employed by Minnesota Life since April 1998. Prior thereto, Mr. Westhoff was employed by American Express Financial Corporation, Minneapolis, Minnesota, from August 1994 to October 1997 as Senior Vice President, Global Investments and from November 1989 to July 1994 as Senior Vice President, Fixed Income Management.

Voting Rights
  We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

 . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

 . if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

  In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Distribution of Policies

  The Policies will be sold by our state licensed life insurance agents who are also registered representatives of Ascend Financial Services, Inc. ("Ascend Financial") or of other broker-dealers who have entered into selling agreements with Ascend Financial. Ascend Financial acts as principal underwriter for the Policies. Ascend Financial is a wholly-owned subsidiary of Advantus Capital Management, Inc., which in turn is a wholly-owned subsidiary of Minnesota Life.

  Ascend Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a Policy is done in accordance with our rules and standards.
  Commissions to registered representatives on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of nonrepeating premiums. This description of commissions shows the maximum amount of commissions payable under the Variable Adjustable Life Insurance Policy for plans of insurance described as protection and whole life insurance plans. The commissions payable on premiums received for plans described as greater than whole life plans will differ from the percentages shown above, as a first year commission will be paid only on such amounts as we may classify as a first year premium, based upon a whole life premium per $1,000 of face amount and a Policy face amount of $100,000. On premiums received in excess of that amount we will pay commissions at a rate of 4 percent.

  In addition, Ascend Financial or will pay, based uniformly on the sales of insurance policies by registered representatives, credits which allow registered representatives (Agents) who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us.

Legal Matters
  Legal matters in connection with federal securities laws applicable to the issue and sale of the Variable Adjustable Life Policies have been passed upon by Jones & Blouch L.L.P., 1025 Thomas Jefferson Street, N.W., Washington, D.C. 20007. All other legal matters, including the right to issue such Policies under Minnesota law and applicable regulations thereunder, have been passed upon by Donald F. Gruber, Esquire, 400 Robert Street North, St. Paul, Minnesota 55101.

Legal Proceedings
  As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

Year 2000 Computer Problems

  The services we provide to the Separate Account and our policy owners depend on the smooth functioning of our computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1990 because of the way that dates are encoded, stored and calculated. That failure could have a negative impact on our ability and that of Advantus Capital to provide services to policy owners. We have been actively working on necessary changes to our computer systems to deal with the year 2000. Although there can be no assurance of complete success, we believe that we will be able to resolve these issues on a timely basis and that there will be no material adverse impact on our ability to provide services to the Separate Account.

  In addition, our operations could be impacted by our service providers' or suppliers' year 2000 efforts. We have undertaken an initiative to assess the efforts of organizations where there is a significant business relationship; however there is no assurance that we will not be affected by year 2000 problems of other organizations.

Experts

  Our financial statements and those of the Variable Life Account included in this prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the report of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Jaymes
G. Hubbell, F.S.A., Second Vice President and Actuary of Minnesota Life, as stated in his opinion filed as an exhibit to the Registration Statement.

Registration Statement

  We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

             Special Terms
  As used in this prospectus, the following terms have the indicated meanings:
  Actual Cash Value: the value of your Variable Life Account and guaranteed principal account interest under a Policy. It is composed of a Policy's interest in the guaranteed principal account and in one or more sub-accounts of the Variable Life Account. The interest in each is valued separately. For each Variable Life Account sub-account, the value is determined by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. Actual cash value does not include the loan account.
  Base Premium: the premium less any amount deducted from the premium for additional benefits and, for VAL '95, for sub-standard risks.
  Code: the Internal Revenue Code of 1986, as amended.
  Funds: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account, currently, Advantus Series Fund, Inc., its Portfolios and the Templeton Developing Markets Fund, Class 2.
  General Account: all of our assets other than those in the Variable Life Account or in other separate accounts established by us.

  Guaranteed Principal Account: the portion of the general account of Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.
  Loan Account: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.
  Net Single Premium: the amount of money necessary, at the insured's attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured, or for the coverage period in the case of extended term insurance, without the payment of additional premium. This determination shall assume that the current face amount of the Policy will remain constant and that the Policy will perform at its assumed rate of return.
  Nonrepeating Premium: a payment made to this Policy in addition to its scheduled payments.
  Policy Owner: the owner of a Policy.
  Policy Value: the actual cash value of a Policy plus any policy loan.
  Policy Year: a period of one year beginning with the policy date or a policy anniversary.
  Premium: a scheduled payment required for this Policy.
  Unit: an accounting device used to determine the interest of a Policy in the sub-accounts of the Variable Life Account.
  Valuation Date: each date on which a Fund Portfolio is valued.
  Valuation Period: the period between successive valuation dates measured from the time of one determination to the next.

  Variable Life Account: a separate investment account called the Minnesota Life Variable Life Account, where the investment experience of its assets is kept separate from our other assets.

  We, Our, Us: Minnesota Life Insurance Company.
  You, Your: the policy owner.

 Appendix I
Illustrations of Policy Values, Death Benefits and Premiums
  The Appendix I illustrations beginning on page 85, are provided for a non-smoking male age 40. The illustrations show the projected actual cash values, death benefits and premiums for the various scenarios. The plan of insurance for each illustration is a whole life plan, each with an initial face amount of $250,000. Both death benefit options--the Cash Option and the Protection Option--are shown. We show all illustrations based on both guaranteed maximum and current mortality charges. Finally illustrations for both VAL '87 and VAL '95 are included.
  Guaranteed maximum cost of insurance charges will vary by age, sex, risk class, and policy form. We use the male, female and unisex 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-based distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of mortality not greater than the mortality rates reflected in 1980 CSO Tables.
  In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the smoking habits of the insured. We illustrate current cost of insurance charges since they represent our current practices with respect to mortality charges for this class of Policies. Accordingly, the illustrations based upon the guaranteed maximum mortality charges are provided primarily to show, by comparison with the other tables, the consequences of our charging less than the full 1980 CSO based charges.
  The illustrations show how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustrations assume scheduled premiums are paid when due.

  The amounts shown for the hypothetical actual cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Funds and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations are at an annual rate of .50 percent. The investment management fee illustrated is . percent and represents an average of the annual fee charged for all portfolios of the Funds. In addition to the deduction for the investment management fee, the illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds. Fund expenses illustrated are . percent, representing an average of the 1998 expense ratios of the portfolios of the Funds. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond
to approximate net annual rates of return of    percent,    percent and
percent.
  The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.
  Upon request, we will furnish a comparable illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, plan of insurance and gross annual rate of return requested. It should be remembered that actual illustrations may be materially different from those illustrated, depending upon the proposed insured's actual situation. For example, illustrations for females, smokers or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustration.

                                             Variable Adjustable Life Insurance
                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)      6% GROSS(3)      12% GROSS(3)
         INITIAL  (-1.36% NET)      (4.64% NET)      (10.64% NET)
POL  ATT  BASE   POLICY  DEATH    POLICY   DEATH    POLICY   DEATH
YR   AGE PREMIUM VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
---  --- ------- ------ -------   ------  -------   ------  -------
  1   41 $4,205  $  900 $250,000 $    975 $250,000 $  1,050 $250,000
  2   42  4,205   3,939  250,000    4,279  250,000    4,628  250,000
  3   43  4,205   6,902  250,000    7,702  250,000    8,553  250,000
  4   44  4,205   9,784  250,000   11,243  250,000   12,857  250,000
  5   45  4,205  12,588  250,000   14,911  250,000   17,582  250,000
  6   46  4,205  15,306  250,000   18,704  250,000   22,769  250,000
  7   47  4,205  17,938  250,000   22,631  250,000   28,475  250,000
  8   48  4,205  20,598  250,000   26,820  250,000   34,889  250,000
  9   49  4,205  23,305  250,000   31,297  250,000   42,095  250,000
 10   50  4,205  26,030  250,000   36,051  250,000   50,157  250,000
 15   55  4,205  39,422  250,000   63,969  250,000  106,567  250,000
 20   60  4,205  51,091  250,000   99,065  250,000  202,522  365,451
 25   65  4,205  59,169  250,000  142,498  250,000  358,532  571,777
 30   70  4,205  62,136  250,000  197,358  292,710  608,937  866,375

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                          -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                        0% GROSS(3)          6% GROSS(3)         12% GROSS(3)
            INITIAL     (-1.36% NET)         (4.64% NET)         (10.64% NET)
POL   ATT    BASE     POLICY    DEATH     POLICY     DEATH     POLICY     DEATH
YR    AGE   PREMIUM   VALUE    BENEFIT     VALUE    BENEFIT     VALUE    BENEFIT
---   ---   -------   ------   -------    ------    -------    ------    -------
  1    41   $4,205    $  900   $250,000   $   975   $250,000   $ 1,050   $250,000
  2    42    4,205     3,939    250,000     4,279    250,000     4,628    250,000
  3    43    4,205     6,902    250,000     7,702    250,000     8,553    250,000
  4    44    4,205     9,784    250,000    11,243    250,000    12,857    250,000
  5    45    4,205    12,588    250,000    14,911    250,000    17,582    250,000
  6    46    4,205    15,306    250,000    18,704    250,000    22,769    250,000
  7    47    4,205    17,935    250,000    22,626    250,000    28,466    250,000
  8    48    4,205    20,475    250,000    26,681    250,000    34,728    250,000
  9    49    4,205    22,922    250,000    30,873    250,000    41,618    250,000
 10    50    4,205    25,271    250,000    35,204    250,000    49,201    250,000
 15    55    4,205    35,273    250,000    58,979    250,000   100,494    250,000
 20    60    4,205    41,268    250,000    86,260    250,000   184,663    335,593
 25    65    4,205    41,075    250,000   117,363    250,000   314,574    505,780
 30    70    4,205    29,787    250,000   153,105    250,000   509,990    733,045

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)       6% GROSS(3)       12% GROSS(3)
         INITIAL   (-1.36% NET)      (4.64% NET)       (10.64% NET)
POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY    DEATH
YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE    BENEFIT
---  --- ------- ------  -------   ------  -------   ------   -------
  1   41 $4,205  $   897 $250,000 $    972 $250,000 $  1,047 $  250,000
  2   42  4,205    3,925  250,897    4,264  250,972    4,613    251,047
  3   43  4,205    6,869  253,925    7,665  254,264    8,512    254,613
  4   44  4,205    9,723  256,869   11,172  257,665   12,773    258,512
  5   45  4,205   12,487  259,723   14,789  261,172   17,435    262,773
  6   46  4,205   15,154  262,487   18,513  264,789   22,529    267,435
  7   47  4,205   17,749  265,154   22,388  268,513   28,165    272,529
  8   48  4,205   20,399  267,749   26,545  272,388   34,512    278,165
  9   49  4,205   23,081  270,399   30,969  276,545   41,620    284,512
 10   50  4,205   25,769  273,081   35,647  280,969   49,544    291,620
 15   55  4,205   38,763  286,258   62,747  306,827  104,306    340,995
 20   60  4,205   49,458  297,626   95,492  338,558  194,773    526,391
 25   65  4,205   55,342  304,692  132,402  374,797  332,598    836,081
 30   70  4,205   54,254  305,039  172,170  422,741  529,853  1,250,254

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
         INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
---  --- ------- ------  -------   ------  -------   ------  -------
  1   41 $4,205  $   897 $250,000 $    972 $250,000 $  1,047 $250,000
  2   42  4,205    3,925  250,897    4,264  250,972    4,613  251,047
  3   43  4,205    6,869  253,925    7,665  254,264    8,512  254,613
  4   44  4,205    9,723  256,869   11,172  257,665   12,773  258,512
  5   45  4,205   12,487  259,723   14,789  261,172   17,435  262,773
  6   46  4,205   15,154  262,487   18,513  264,789   22,529  267,435
  7   47  4,205   17,719  265,154   22,343  268,513   28,096  272,529
  8   48  4,205   20,180  267,719   26,278  272,343   34,183  278,096
  9   49  4,205   22,533  270,180   30,320  276,278   40,838  284,183
 10   50  4,205   24,769  272,533   34,462  280,320   48,112  290,838
 15   55  4,205   33,854  282,367   56,420  301,909   95,865  334,585
 20   60  4,205   38,029  287,681   79,036  324,569  168,808  461,710
 25   65  4,205   34,676  286,167   99,122  345,591  268,420  685,690
 30   70  4,205   18,858  273,282  109,791  358,838  385,168  931,822

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                   0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
         INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
---  --- ------- ------  -------   ------  -------   ------  -------
  1   41 $4,641  $ 1,010 $250,000 $  1,097 $250,000 $  1,185 $250,000
  2  42   4,641    4,238  250,000    4,616  250,000    5,005  250,000
  3   43  4,641    7,370  250,000    8,245  250,000    9,180  250,000
  4   44  4,641   10,399  250,000   11,984  250,000   13,740  250,000
  5   45  4,641   13,328  250,000   15,840  250,000   18,734  250,000
  6   46  4,641   16,317  250,000   19,983  250,000   24,378  250,000
  7   47  4,641   19,396  250,000   24,460  250,000   30,777  250,000
  8   48  4,641   22,520  250,000   29,244  250,000   37,971  250,000
  9   49  4,641   25,665  250,000   34,324  250,000   46,023  250,000
 10   50  4,641   28,809  250,000   39,696  250,000   55,011  250,000
 15   55  4,641   44,115  250,000   71,093  250,000  117,632  250,000
 20   60  4,641   57,586  250,000  110,675  250,000  224,285  389,336
 25   65  4,641   67,530  250,000  160,415  258,508  397,839  616,731
 30   70  4,641   72,622  250,000  222,686  324,168  677,091  945,157

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,641  $ 1,010 $250,000 $  1,097 $250,000 $  1,185 $250,000
  2    42  4,641    4,238  250,000    4,616  250,000    5,005  250,000
  3    43  4,641    7,370  250,000    8,245  250,000    9,180  250,000
  4    44  4,641   10,399  250,000   11,984  250,000   13,740  250,000
  5    45  4,641   13,326  250,000   15,837  250,000   18,731  250,000
  6    46  4,641   16,144  250,000   19,804  250,000   24,192  250,000
  7    47  4,641   18,855  250,000   23,892  250,000   30,180  250,000
  8    48  4,641   21,454  250,000   28,102  250,000   36,751  250,000
  9    49  4,641   23,940  250,000   32,441  250,000   43,971  250,000
 10    50  4,641   26,306  250,000   36,909  250,000   51,910  250,000
 15    55  4,641   35,984  250,000   61,157  250,000  105,568  250,000
 20    60  4,641   40,862  250,000   88,565  250,000  193,463  338,610
 25    65  4,641   38,723  250,000  119,778  250,000  327,946  513,300
 30    70  4,641   24,158  250,000  156,058  250,000  528,852  746,851

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,641  $ 1,009 $250,000 $  1,096 $250,000 $  1,184 $250,000
  2    42  4,641    4,238  250,000    4,614  250,083    5,000  250,374
  3    43  4,641    7,369  250,000    8,241  250,236    9,164  251,482
  4    44  4,641   10,399  250,000   11,976  250,458   13,703  253,341
  5    45  4,641   13,328  250,000   15,828  250,746   18,667  255,975
  6    46  4,641   16,317  250,000   19,970  251,109   24,295  259,443
  7    47  4,641   19,395  250,000   24,442  252,044   30,663  264,353
  8    48  4,641   22,520  250,000   29,218  253,598   37,805  270,767
  9    49  4,641   25,665  250,000   34,284  255,638   45,778  278,632
 10    50  4,641   28,808  250,000   39,635  258,080   54,649  287,944
 15    55  4,641   44,115  250,000   70,727  275,179  115,724  358,258
 20    60  4,641   57,586  250,000  109,157  299,407  221,141  383,754
 25    65  4,641   67,530  250,000  156,149  251,428  392,686  608,644
 30    70  4,641   72,622  250,000  217,437  316,363  668,713  933,376

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '87
                    DEATH BENEFIT OPTION--PROTECTION OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,641.31 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       6% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (4.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,641  $ 1,009 $250,000 $  1,096 $250,000 $  1,184 $250,000
  2    42  4,641    4,238  250,000    4,614  250,083    5,000  250,374
  3    43  4,641    7,369  250,000    8,241  250,236    9,164  251,482
  4    44  4,641   10,399  250,000   11,976  250,458   13,703  253,341
  5    45  4,641   13,325  250,000   15,824  250,746   18,654  255,975
  6    46  4,641   16,144  250,000   19,783  251,099   24,051  259,405
  7    47  4,641   18,854  250,000   23,860  251,514   29,938  263,660
  8    48  4,641   21,454  250,000   28,055  251,990   36,358  268,767
  9    49  4,641   23,940  250,000   32,374  252,525   43,362  274,757
 10    50  4,641   26,306  250,000   36,814  253,116   50,998  281,667
 15    55  4,641   35,984  250,000   60,759  256,882  100,585  331,432
 20    60  4,641   40,862  250,000   87,258  261,873  181,530  317,184
 25    65  4,641   38,723  250,000  116,073  267,923  309,518  484,022
 30    70  4,641   24,157  250,000  146,219  274,883  500,761  706,813

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,320.66 semi-annually, $1,160.33 quarterly, or $386.78 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                    Appendix II
Summary of Policy Charges
  What sets cash value life insurance apart from other types of savings and investment vehicles? It is the only product creating immediate and substantial dollars in the form of a death benefit plus offering an accumulation component. This is unlike other vehicles that can only create dollars over time as contributions are made.
  All life insurance policies have basically the same charges, although the charges may be taken in different ways or at different points in time. VAL has two distinct ways to recover expenses from a standard policy:

I. Charges taken from the base premium:
  As we receive premium contributions each year, we take a certain percentage to partially cover expenses. A sales load is taken to pay commissions to the agent. Two charges are also taken as a percentage of the premium to cover the state premium tax and provide a guaranteed death benefit.
  Also, in the first year of any life insurance policy, two things are different than in ongoing years: a larger commission is paid, and the policy must be underwritten. To begin to cover these costs, an additional sales load and an underwriting charge are taken from the premium in just the first year. These two charges may be assessed on future increases in premium and face amount adjustments.

    ----------------------------------------------------------------------------------------
      Charges taken from premium:                    Plus, in the first year:
    ----------------------------------------------------------------------------------------
      7.00% Sales load                               Additional sales load (up to 23%)
                                                     Underwriting charge (up to $5/$1,000 of
      1.50% Face amount guarantee                     insurance coverage)
      2.50% State premium tax
      -----------------------
      11.00% Total
    ----------------------------------------------------------------------------------------

II. Charges taken from the actual cash value:
  After the above charges are taken from the premium, the remaining amount is the net premium. The net premium is then invested in the guaranteed principal account and/or in the portfolios of the Funds you have selected which is referred to as the Variable Life Account. For a VAL insurance policy, the value in the Variable Life Account is determined by the number or units in each of your portfolios and their current value.
  There are two sets of charges that affect your actual cash value. One set is a direct charge and the other set is an indirect charge. The direct set is the cost of insurance and an administration charge which is taken from the policy actual cash value on a monthly basis. (Refer to Table A.) The cost of insurance charge goes to cover the risk of death while the administration charge covers the cost of maintaining each policy. Transaction charges are also taken from the actual cash value as transactions occur.

                                    Table A
      --------------------------------------------------------------
          Direct charges taken from actual cash value:
      --------------------------------------------------------------

           . Administration charge ($60/year)
           . Cost of insurance charge
           . If applicable: Transaction Charges

      --------------------------------------------------------------

  In addition to the charges described above, there are additional charges for sub-standard risk policies. These charges are taken directly from the premium in the case of VAL '95 policies and as charges against the policy value on VAL '87 policies.

  The indirect set of charges include the Mortality and Expense Risk charge taken from the Variable Life Account plus the Advisory Fee and Fund Expense taken from the Funds. The Mortality and Expense Risk charge protects the insurance company from the risk that total policy charges may not be adequate to cover actual company expenses. The Fund charges cover the advisory fee of the fund manager and portfolio expense for each of VAL's portfolios.

  For illustration purposes, we use an average of the actual Mortality and
Expense Risk Charge, Advisory Fee and Fund Expense which is    percent. These
are listed for each portfolio in Table B.

  Your actual cash value is determined daily, net of the charges associated with the portfolios you have selected, so they do not appear as a direct expense. This is reflected illustratively by an assumed net rate of return. Consider this example: assumed gross rate of 9.00 percent--Average of actual
expenses total in Table B of    percent = assumed net rate of return of
percent.

                          Table B -- Indirect Charges
          Actual Variable Life Separate Account Expenses and Fund Fees

   ----------------------------------------------------------------------------
                                     Mortality                 Other
                                    and Expense Advisory       Fund
            Portfolio Name             Risk       Fee     +  Expenses  =  Total
   ----------------------------------------------------------------------------
     Advantus Series Fund, Inc.
     Growth.......................     0.50%     0.50%     +  0.03%     = 1.03%
     Bond.........................     0.50%     0.50%     +  0.05%     = 1.05%
     Money Market.................     0.50%     0.50%     +  0.08%     = 1.08%
     Asset Allocation.............     0.50%     0.50%     +  0.03%     = 1.03%
     Mortgage Securities..........     0.50%     0.50%     +  0.07%     = 1.07%
     Index 500....................     0.50%     0.40%     +  0.04%     = 0.94%
     Capital Appreciation.........     0.50%     0.75%     +  0.03%     = 1.28%
     International Stock..........     0.50%     0.70%     +  0.24%     = 1.44%
     Small Company Growth.........     0.50%     0.75%     +  0.04%     = 1.29%
     Value Stock..................     0.50%     0.75%     +  0.04%     = 1.29%
     Small Company Value..........     0.50%     0.75%     +  0.15%     = 1.40%
     Global Bond..................     0.50%     0.60%     +  0.53%     = 1.63%
     Index 400 Mid-Cap............     0.50%     0.40%     +  0.15%     = 1.05%
     Macro-Cap Value..............     0.50%     0.70%     +  0.15%     = 1.35%
     Micro-Cap Growth.............     0.50%     1.10%     +  0.15%     = 1.75%
     Real Estate Securities.......     0.50%     0.75%     +  0.15%     = 1.40%
     Templeton Variable Product
      Series:
     Developing Markets Fund Class
      2...........................     0.50%     1.25%     +  0.66%     = 2.41%
       Average....................     0.50%     0.67%     +  0.15%     = 1.32%
   ----------------------------------------------------------------------------

                           [Flow Chart Appears Here]

                           YOUR VAL PREMIUM AT WORK
                           ------------------------

------------------------------
------------------------------
   Variable Adjustable Life
  --------------------------
  . Male, Age 40, Non-smoker

  . $250,000 Insurance Benefit

  . Cash Death Benefit Option
------------------------------
------------------------------

+ Net Rate X Actual Cash Value

--------------------------------------
 9.00%     Gross Rate
-1.32%     Charges from Variable Life
------     Account & Series Fund
 7.68%     Net Rate
--------------------------------------

- Charges from Actual Cash Value

------------------------------
 Administration Fee
 Cost of Insurance Charge
------------------------------

= VAL Policy Values

 Year 1          Year 2          Year 3          Year 4

 $4,205          $4,205          $4,205          $4,205

Charges         Charges          Charges         Charges
                 From             From            From
                Premium          Premium         Premium
 From
                  Net              Net             Net
                Premium          Premium         Premium
Premium



  Net
Premium

                    To Actual Cash Value


 $1.012          $4,452           $8,121          $12,030

[_] Charges taken annually from the$4,205 premium: sales load (7%), premium tax
    (2.5%) and death benefit guarantee (1.5%).
    Charges taken from the $4,205 premium in the first year only: sales load (23%) and underwriting charge (up to $5 per $1,000).

+ Net Rate reflect the Mortality & Expense Risk Charge of 0.50% is taken from the Variable Life Account with the Advisory Fee and Fund Expenses taken from the Funds. This rate is for illustrative purposes and is not an indication of future results.

- Administrative fee is $60 a year. Cost of insurance charge is the cost of providing the death benefit which varies based on age, gender, health, premium level and duration.

                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                        USING CURRENT MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       9% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (7.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
  1    41 $4,205  $   900 $250,000 $  1,012 $250,000 $  1,050 $250,000
  2    42  4,205    3,939  250,000    4,452  250,000    4,628  250,000
  3    43  4,205    6,902  250,000    8,121  250,000    8,553  250,000
  4    44  4,205    9,784  250,000   12,030  250,000   12,857  250,000
  5    45  4,205   12,588  250,000   16,201  250,000   17,582  250,000
  6    46  4,205   15,306  250,000   20,647  250,000   22,769  250,000
  7    47  4,205   17,938  250,000   25,394  250,000   28,475  250,000
  8    48  4,205   20,598  250,000   30,595  250,000   34,889  250,000
  9    49  4,205   23,305  250,000   36,293  250,000   42,095  250,000
 10    50  4,205   26,030  250,000   42,505  250,000   50,157  250,000
 15    55  4,205   39,422  250,000   82,342  250,000  106,567  250,000
 20    60  4,205   51,091  250,000  141,158  259,496  202,522  365,451
 25    65  4,205   59,169  250,000  226,245  368,344  358,532  571,777
 30    70  4,205   62,136  250,000  344,887  501,710  608,937  866,375

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 9%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    VAL '95
                       DEATH BENEFIT OPTION--CASH OPTION
                       MALE ISSUE AGE 40 FOR NON-SMOKERS
                       INITIAL DEATH BENEFIT--$250,000(1)

                     $4,205.30 INITIAL SCHEDULED PREMIUM(2)

                  USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                     -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                    0% GROSS(3)       9% GROSS(3)      12% GROSS(3)
          INITIAL   (-1.36% NET)      (7.64% NET)      (10.64% NET)
 POL  ATT  BASE   POLICY   DEATH    POLICY   DEATH    POLICY   DEATH
 YR   AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
 ---  --- ------- ------  -------   ------  -------   ------  -------
   1   41 $4,205  $   900 $250,000 $  1,012 $250,000 $  1,050 $250,000
   2   42  4,205    3,939  250,000    4,452  250,000    4,628  250,000
   3   43  4,205    6,902  250,000    8,121  250,000    8,553  250,000
   4   44  4,205    9,784  250,000   12,030  250,000   12,857  250,000
   5   45  4,205   12,588  250,000   16,201  250,000   17,582  250,000
   6   46  4,205   15,306  250,000   20,647  250,000   22,769  250,000
   7   47  4,205   17,935  250,000   25,388  250,000   28,466  250,000
   8   48  4,205   20,475  250,000   30,445  250,000   34,728  250,000
   9   49  4,205   22,922  250,000   35,844  250,000   41,618  250,000
  10   50  4,205   25,271  250,000   41,606  250,000   49,201  250,000
  15   55  4,205   35,273  250,000   76,846  250,000  100,494  250,000
  20   60  4,205   41,268  250,000  126,230  250,000  184,663  335,593
  25   65  4,205   41,075  250,000  195,938  321,231  314,574  505,780
 30    70  4,205   29,787  250,000  286,691  420,881  509,990  733,045

(1) The initial death benefit is guaranteed to age 100.
(2) If premiums are paid more frequently than annually, the payments would be $2,102.65 semi-annually, $1,051.33 quarterly, or $350.45 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.
(3)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 9%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 Appendix III
Illustration of Death Benefit Calculation

  As an example of the calculation of the death benefit under the Policy, assume a Policy and an insured with the following characteristics: The insured is a male, age 40 at Policy issue, and a non-smoker. The Variable Adjustable Life Insurance Policy has a face amount of $250,000, with a level face amount and premiums for the life of the insured and the Protection Option has been chosen as the form of the death benefit. Further, assume that 100 percent of net premiums are invested in the Variable Life Account sub-accounts, that the gross investment rate in the Variable Life Account was 12 percent each year and that Minnesota Life deducted current mortality charges. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 84 of this prospectus.
  Now, further assume that the insured dies at age 50, after the Policy has been in force for a period of ten years and during which time all of the premiums have been paid. No policy loans or withdrawals have been made under the Policy.
  Given these assumptions, the policy value of a VAL '95 Policy (the actual cash value plus any policy loan) on the date of the insured's death--composed of the Policy's interest in one or more of the sub-accounts of the Variable Life Account--is equal to $49,544. Under the Protection Option the death benefit will be $299,544.
  Given these assumptions, the policy value of a VAL '87 Policy (the actual cash value plus any policy loan) on the date of the insured's death--composed of the Policy's interest in one or more of the sub-accounts of the Variable Life Account--is equal to $54,649. Under the Protection Option the death benefit will be $298,741.
  The total proceeds payable under either Policy would be adjusted to include any additional insurance provided by an additional benefit agreement and the amount payable would be reduced by any unpaid policy charges or any policy loan.
  As an alternative, consider the same example, except that the owner elected the Cash Option death benefit. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 84 of this prospectus.
  The death benefit under the Cash Option does not vary from the Policy's face amount until the Policy becomes paid-up. In this example, again assuming timely payment of premiums, no withdrawals and no policy loan activity, the policy value on the date of the insured's death would be $50,157 in the case of a VAL '95 Policy and $55,011 for a VAL '87 Policy. These are higher values than those under the Protection Option, reflecting lower mortality costs charged to the Policy because of the level death benefit. Here, the death benefit is the current face amount or $250,000.
  In determining the total proceeds payable under the Policy, the same adjustments are made to the death benefit as described under the Protection Option. However, under the Cash Option any premium paid beyond the end of the policy month in which the insured died is also included as part of the Policy proceeds.

                                                                    Appendix IV
Policy Loan Example

  As an example of the effect of a policy loan upon the Policy and upon the death benefit, assume a VAL '95 Policy and an insured with the following characteristics: The insured is a male, age 40 at Policy issue, and a non-smoker. The Variable Adjustable Life Insurance Policy has a face amount of $250,000, with a level face amount and premiums for the life of the insured and the Protection Option has been chosen as the form of the death benefit. Further, assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Life Account, that the gross investment rate in the Variable Life Account was 12 percent each year and that Minnesota Life deducted current mortality charges. This situation is shown in Appendix I, "Illustrations of Policy Values, Death Benefits and Premiums," on page 84 of this prospectus.
  Now assume that the insured, who is also the owner of the Policy, takes a policy loan in the amount of $5,000 at the end of the fourth policy year and after all premiums have been paid for that year.
  When a loan is taken, the actual cash value invested in the Variable Life Account is reduced by the amount borrowed and any unpaid interest. The amount is then transferred to the loan account. Interest is charged on the policy loan as described in the Policy, but for purposes of this example, assume a policy loan interest rate of 8 percent per annum. Interest is also credited to a Policy when there is a policy loan. Interest credits on a policy loan are at a rate which is not less than the policy loan interest rate less 2 percent per annum. The interest credit in this example would then be 6 percent.
  The following table shows the effect on the year five values, namely those values at the end of that year, if a policy loan of $5,000 is made at the end of the fourth year.


     Policy Value
With Loan  Without Loan
---------  ------------
 $17,203     $17,435
 -------     -------

      End of Year
  Total Death Benefit
 With Loan  Without Loan
 ---------  ------------
 $267,203     $267,435
 --------     --------

  Note that the difference in policy values here represents the difference between the actual Policy performance in the sub-accounts of the Variable Life Account and the interest credited on the principal amount of the policy loan. If interest credited on a policy loan exceeds the Policy performance, then a Policy with a loan will have a greater value than a Policy with no loan activity. Where Policy performance exceeds the interest credited on a policy loan, the resulting policy value will be lower than it would have been if the loan were not made.
  Now consider an identical situation to that above except that the owner has elected the Cash Option death benefit. The following table shows the effect on the same year five values if a policy loan of $5,000 is made at the end of the fourth year.


     Policy Value
With Loan  Without Loan
---------  ------------
 $17,349     $17,582
 -------     -------

      End of Year
  Total Death Benefit
 With Loan  Without Loan
 ---------  ------------
 $250,000     $250,000

  The values above under the "With Loan" headings are policy values, which is the actual cash value of a Policy plus any policy loan. If the owner were to surrender the Policy at the end of the fifth year, he would receive only the actual cash value in the sub-accounts of the Variable Life Account.
  Similarly, if the insured were to die at the end of the fifth year we would pay out the death benefit listed under the "With Loan" heading less the amount of the policy loan.

 Appendix V
Example of Sales Load Computation
  As an example of the method we use to compute sales load, assume a protection type plan where the annual base premium is $1,000 and where the premium paying period, prior to any reduction in face amount, is 20 years. The insured is a male, age 35 with a life expectancy of 38 years. As premiums are paid in each year, we will assess a basic sales load of 7 percent or $70 in each year. Also, as premiums are paid in the first year, we will assess a first year sales load of 23 percent or $230. Therefore, in the first year the sales load charges will total $300 or 30 percent ($300 / $1,000), and over the 15 year period from policy issue sales load charges will total $1,280 or 8.54 percent ($1,280 / $15,000).
  Compliance with the 9 percent limitation will be achieved by reducing the first year sales load, if necessary. For example, consider a Policy with a protection type plan where the annual base premium is $1,000 and where the premium paying period prior to any reduction in face amount is 20 years. Further assume that the insured is a male, age 72 at issue, with a life expectancy of 9 years. In this case, the first year sales load must be reduced so that the total sales load will not exceed 9 percent over the life expectancy of the insured. As premiums are paid in each year we will assess the basic sales load of 7 percent, or $70, but the first year sales load applicable to premiums paid in the first year will be reduced from 23 percent to 18 percent, or $180. Therefore, in the first year the sales load charges will total $250 or 25 percent ($250 / $1,000), and over the period of the insured's life expectancy sales load charges will total $810 or 9 percent ($810 / $9,000).
  As an example of the method we use to assess sales load when an adjustment occurs during a period in which a first year sales load is being collected, consider a Policy where an adjustment is made after one-half of the first annual premium is paid. Assume that the premium is $1,000 annually as in the example above and further assume that the premiums are being paid on a monthly basis, $83.33 per month. As premiums are paid in each year we will assess a basic sales load of 7 percent of premiums received or $70 in that year. A first year sales load, taken in addition to the basic sales load, would also be assessed in a total amount of $230. Now assume an adjustment is made, after the payment of six monthly premiums, and that the premium is increased from $1,000 to $1,200. Both before and after the adjustment we will continue to assess a basic sales load of 7 percent of the premiums received. However, since only one-half of the first year sales load of $230 has been collected, a first year sales load of $115 remains to be collected. The $200 increase in premium will also be assessed a first year sales load of 23 percent, or $46. Both are added together and will be collected in the 12 months following the adjustment. Therefore, after the adjustment of the premium to a $1,200 amount, and assuming that premiums continue to be paid on a monthly basis, each monthly premium of $100 will be subjected to a total sales load amount of $20.42, consisting of $7 of basic sales load, and $13.42 of first year sales load.

                                                                    Appendix VI
                             Average Annual Returns
                          Twenty-Year Holding Periods



                           [BAR CHART APPEARS HERE]


Type            1957    1962    1967    1972   1977   1982   1987    1992    1997    1998
-----          ------  ------  ------  ------  -----  -----  -----  ------  ------  ------
U.S. Treasury   0.912   1.496   2.378   3.387  4.439  6.513  7.444   7.700   7.289   7.171
Inflation       3.454   2.978   1.866   2.350  3.984  6.010  6.314   6.214   4.886   4.527
Bonds           2.516   2.484   2.011   2.948  3.988  4.471  7.885   9.541  10.288  10.857
Stocks         12.976  15.251  14.628  11.674  8.119  8.295  9.269  11.334  16.646  17.747


Ending periods from 1957-1998

Source: Stocks, Bonds, Bills and Inflation (SBBI), Analyzer Software, Ibbotson
      Associates, Inc., Chicago, All rights reserved.

  The above information contains the average annual rate of return over twenty-year holding periods for common stocks (S&P 500), high grade corporate bonds, 30-day U.S. Treasury bills, and inflation (example: 1938-1957, 1943-1962, etc.). These average rates assume reinvestment of capital gains, dividends and interest. This is a retrospective view of performance and should in no way be construed as a projection of future trends.
  This graph shows that even though stock investments tend to be more volatile in short time intervals historically, they have generated rates of return that have consistently been higher than inflation. Bonds and U.S. Treasury bills have not always kept up with inflation. The figures do not take into account the charges associated with a Variable Adjustable Life policy, but do indicate the potential gain of holding the assets illustrated.

  Some additional statistics on the performance of stocks in relation to high grade, long-term corporate bonds and U.S. Treasury bills over the 54 twenty-year periods beginning in 1926 and ending in 1998 include:

    The average annual return of stocks was higher than that of bonds in 51 of the 54 periods.

    The average annual return of stocks was higher than that of U.S. Treasury bills in all of the 54 periods.

    The average annual return of stocks was higher than inflation in all of the 54 periods.

  In the 44 thirty-year periods beginning in 1926 and ending in 1998, the average annual return of stocks was higher than that of bonds, U.S. Treasury bills and inflation in all 44 time periods.

  From 1926 through 1998, the average annual return for this 73 year period was:

    11.2% for common stocks

    5.80% for high grade, long-term corporate bonds

    3.77% for U.S. Treasury bills

Appendix VII
                                    S&P 500

                       PERFORMANCE HISTORY 1926-1998



                           [BAR CHART APPEARS HERE]

Yr. ANNUAL TOTAL RETURN
26                11.62
                   37.5
                   43.6
                   -8.4
                  -24.9
                  -43.3
                   -8.2
                     54
                   -1.4
                   47.7
                   33.9
                    -35
                   31.1
                      0
40                 -9.8
                   11.6
                   20.3
                   25.9
                   19.8
                   36.4
                   -8.1
                    5.7
                    5.5
                   18.8
50                 31.7
                     24
                   18.4
                  -0.01
                   52.6
                   31.6
                    6.6
                  -10.8
                   43.4
                     12
60                    0
                   26.9
                   -8.7
                   22.8
                   16.5
                   12.5
                  -10.1
                     24
                   11.1
                   -8.5
70                    4
                   14.3
                     19
                  -14.7
                  -26.5
                   37.2
                   23.8
                   -7.2
                    6.6
                   18.4
80                 32.4
                   -4.9
                   21.4
                   22.5
                    6.3
                   32.2
                   18.5
                    5.2
                   16.8
                   31.5
                   -3.2
                   30.4
                   7.67
                   9.99
                   1.31
95                37.43
96                23.07
97                33.36

98                28.58


Source: Stocks, Bonds, Bills and Inflation (SBBI), Analyzer Software, Ibbotson
      Associates, Inc., Chicago. All rights reserved.

  The above chart illustrates that, in any calendar year, the rate of return for stocks can be positive or negative. However, when viewed over the entire period of 73 years, stocks have had a positive return in more than two out of every three years. For the person with a long term view, the results of this pattern have been very rewarding.

                                                                  Appendix VIII
                                RANGE OF RETURNS
         Rolling Period Returns Using Ibbotson Asset Class Information*

                            (1960 through 1998)



                           [BAR CHART APPEARS HERE]




1 YEAR                      HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        --------
Small Cap                   83.569         -30.904       16.476
Large Cap Stocks (S&P 500)  37.430         -26.468       13.267
Corporate Bonds             42.562          -8.090        8.176
Government Bonds            29.097          -5.144        7.545
United States T-Bills       14.709           2.127        5.672


5 YEAR                      HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        -------
Small Cap                   39.804         -12.252       14.504
Large Cap Stocks (S&P 500)  24.057          -2.356       10.984
Corporate Bonds             22.513          -2.222        7.445
Government Bonds            16.978           2.080        7.366
United States T-Bills       11.115           2.834        5.974


10 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        --------
Small Cap                   30.381          3.199        13.111
Large Cap Stocks (S&P 500)  19.185          1.238        10.277
Corporate Bonds             16.319          1.677         7.470
Government Bonds            13.126          3.484         7.584
United States T-Bills        9.174          3.878         6.222


15 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        ----------
Small Cap                   23.326          5.872        14.081
Large Cap Stocks (S&P 500)  17.904          4.307        10.333
Corporate Bonds             13.659          3.077         7.601
Government Bonds            11.272          4.755         7.864
United States T-Bills        8.323          4.556         6.593


20 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        ----------
Small Cap                   20.334         11.472        14.250
Large Cap Stocks (S&P 500)  17.747          6.761         9.732
Corporate Bonds             10.857          3.028         7.006
Government Bonds             9.851          4.836         7.451
United States T-Bills        7.718          5.087         6.428


30 YEAR                     HIGH %         LOW %         MEAN %
ROLLING PERIOD              RETURN         RETURN        RETURN
-----------------------     ------         ------        ----------
Small Cap                   15.099         12.052        12.642
Large Cap Stocks (S&P 500)  12.668          9.946         9.900
Corporate Bonds              9.142          6.801         7.086
Government Bonds             8.714          7.338         7.283
United States T-Bills        6.770          6.339         6.010


Source: Ibbotson & Associates.
* Past performance is no guarantee of future results.

  The above chart illustrates the volatility in the rate of return for stocks, represented by Small Cap Stocks, Large Cap Stocks (S&P 500), Corporate Bonds, Government Bonds, and U.S. T-Bills for progressively longer holding periods. The volatility is reduced as the holding period is increased from one year to just five years. For holding periods of 10 years or longer, volatility of return is reduced even more. These longer holding periods have produced returns that are quite consistent, and are very attractive when compared with the returns from U.S. Treasury bills and high-grade, long-term corporate bonds.

  The strategy of reducing the year-to-year volatility in the rate of return for stocks by lengthening the holding period can work to the advantage of a person who buys a cash value life insurance policy like Variable Adjustable Life, and utilizes stock sub-accounts. That's because the holding period for such a policy typically can be extremely long--at least 10 years, and possibly 20, 30 or more years.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

    The Facing Sheet.
    Cross Reference Sheet.
    Part I

          The prospectus consisting of 103 pages.
    Part II
          Undertakings - Indemnification; previously filed.

          Representation of Insurer Pursuant to (S)26 of the Investment Company Act of 1940.
          Minnesota Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the policies issued pursuant to this Registration Statement, in the aggregate, are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
    The Signatures.
    Written consents of the following persons to be filed by subsequent amendment:
          Donald F. Gruber, Esq.
          KPMG Peat Marwick LLP
          Jaymes G. Hubbell, F.S.A.
          Jones & Blouch L.L.P.
    The following Exhibits:

A.  Exhibits described in Item IX(A) of Form N-8B-2.

    (1) The indenture or agreement under the terms of which the trust was organized or issued securities.

            Resolution of the Board of Trustees of The Minnesota Mutual Life Insurance Company dated October 21, 1985, previously filed as Exhibit A(1) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

    (2) The indenture or agreement pursuant to which the proceeds of payments of securities are held by the custodian or trustee, if such indenture or agreement is not the same as the indenture or agreement referred to immediately above.

            None.

    (3) Distributing Policies:

        (a) Agreements between the trust and principal underwriter or between the depositor and principal underwriter.

                 Distribution Agreement, previously filed as Exhibit A(3)(a) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

        (b) Specimen of typical agreements between principal underwriter and dealers, managers, sales supervisors and salemen.

                 Agent and General Agent Sales Agreements, previously filed as Exhibit A(3)(b) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

        (c) Schedules of sales commissions referred to in Item 38(c).

                 Combined with the Exhibit listed under A. (3)(b) above.

    (4) Any agreement between the depositor, principal underwriter and the custodian or trustee other than indentures or agreements set forth above as paragraphs (1), (2) and (3) with respect to the trust or its securities.

            None.

    (5) The form of each type of security.

        (a) Variable Adjustable Life Insurance Policy; form 86-660, previously filed as Exhibit A(5)(a) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

        (b) Variable Adjustable Life Insurance Policy; form 87-670, previously filed as Exhibit A(5)(b) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(c) Variable Adjustable Life Insurance Policy; form 90-670, previously filed as Exhibit A(5)(c) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(d)  Variable Adjustable Life Insurance Policy; form MHC-98-670.

(e) Guaranteed Principal Account Agreement, form 90-930, previously filed as Exhibit A(5)(e) to Registrant's Form S-6, File Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

(f)  Family Term Agreement-Children, form MHC-86-904.

(g)  Exchange of Insureds Agreement, form MHC-86-914.

(h)  Face Amount Increase Agreement, form MHC-86-915.

(i)  Cost of Living Increase Agreement, form MHC-86-916.

(j)  Waiver of Premium Agreement, form MHC-86-917.

(k)  Survivorship Life Agreement, form MHC-90-929.

(l)  Accelerated Benefit Agreement, form MHC-92-931.

(m)  Short Term Agreement, form MHC-E324.1 10-1998.

(n)  Policy Enhancement Agreement, form MHC-95-941.

        (o) Protection Option Amendment, form MHC-98-945.

        (p) Variable Early Value Agreement, form MHC-98-940.

    (6) The certificate of incorporation or other instrument of organization and bylaws of the depositor.

        (a) Restated Certificate of Incorporation of the Depositor.

        (b) Bylaws of the Depositor.

    (7) Any insurance policy under a contract between the trust and the insurance company or between the depositor and the insurance company, together with the table of insurance premiums.

            None.

    (8) Any agreement between the trust or the depositor concerning the trust with the issuer, depositor, principal underwriter or investment adviser of any underlying investment company or any affiliated person of such persons.

            None.

    (9) All other material contracts not entered into in the ordinary course of business of the trust or of the depositor concerning the trust.

            None.

   (10) Form of application for a periodic payment plan certificate.

        (a) New Issue Application - Part 1, form MHC-3198 Rev. 10-1998.

        (b) Application - Part 3 - Authorization New Issue; form MHC-42663 Rev. 10-1998.

        (c) Policy Change Application - Part 1, form MHC-44096 Rev. 10-1998.

        (d) Policy Change Application - Part 3, form MHC-44098 Rev. 10-1998.

        (e) Variable Suitability Application - New Issue, form MHC-48653
            10-1998.

        (f) Variable Suitability Application - Policy Change, form MHC-48654 Rev. 10-1998.

B.  A Specimen or Copy of Each Security Being Registered.

        See Exhibits Listed under A. (5).

C. An opinion of counsel as to the legality of the securities being registered.

                Opinion and Consent of Donald F. Gruber, Esq., to be supplied by subsequent amendment.

D.  Consent of KPMG Peat Marwick LLP, to be supplied by subsequent amendment.

E. Opinion and Consent of Mr. Jaymes G. Hubbell, F.S.A., to be supplied by subsequent amendment.

F.  Consent of Jones & Blouch L.L.P., to be supplied by subsequent amendment.

G.  Adjustment Computation Required by Rule 6e-2(b)(13)(v)(B).

          Combined with the Exhibit listed under H below.

H. Memorandum on Administrative Procedures with Respect to Issuance, Transfer and Redemption, Required by Rule 6e-2(b)(12)(ii).

          Combined with the Exhibit listed under G above.

I. Notice of Withdrawal Right and Statement of Charges Required by Rule 6e-2(b)(13)(viii)(c).

    (1)   Notice of Withdrawal Right and Request for Cancellation of Policy.

    (2) Notice of Withdrawal Right and Request for Cancellation of Policy Adjustment.

J.  Financial Data Schedule, to be filed by subsequent amendment.

    (1)   Growth Sub-Account.

    (2)   Bond Sub-Account.

    (3)   Money Market Sub-Account.

    (4)   Asset Allocation Sub-Account.

    (5)   Mortgage Securities Sub-Account.

    (6)   Index 500 Sub-Account.

    (7)   Capital Appreciation Sub-Account.

    (8)   International Stock Sub-Account.

    (9)   Small Company Sub-Account.

    (10)  Value Stock Sub-Account.

K. Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Minnesota Life Variable Life Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 3rd day of March, 1999.


                                 MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                                            (Registrant)

                                 By: MINNESOTA LIFE INSURANCE COMPANY
                                            (Depositor)



                                 By   /s/ Robert L. Senkler
                                    ---------------------------------
                                          Robert L. Senkler
                                    Chairman of the Board, President
                                      and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Depositor, Minnesota Life Insurance Company, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 3rd day of March, 1999.


                                 MINNESOTA LIFE INSURANCE COMPANY



                                 By     /s/ Robert L. Senkler
                                    --------------------------------
                                            Robert L. Senkler
                                    Chairman of the Board, President
                                      and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

         Signature               Title                            Date
         ---------               -----                            ----

                                 Chairman of the Board,       March 3, 1999
---------------------------      President and Chief
Robert L. Senkler                Executive Officer


*                                Director
---------------------------
Giulio Agostini

         Signature               Title                         Date
         ---------               -----                         ----

*                                Director
---------------------------
Anthony L. Andersen


*                                Director
---------------------------
John F. Grundhofer


*                                Director
---------------------------
David S. Kidwell, Ph.D.


*                                Director
---------------------------
Reatha C. King, Ph.D.


                                 Director
---------------------------
William B. Lawson, Sr.


*                                Director
---------------------------
Thomas E. Rohricht


*                                Director
---------------------------
Michael E. Shannon


*                                Director
---------------------------
Frederick T. Weyerhaeuser


/s/ Gregory S. Strong            Vice President                   March 3, 1999
---------------------------      (chief financial officer)
Gregory S. Strong


/s/ Gregory S. Strong            Vice President                   March 3, 1999
---------------------------      (chief accounting officer)
Gregory S. Strong


/s/ Dennis E. Prohofsky          Attorney-in-Fact                 March 3, 1999
---------------------------
*By Dennis E. Prohofsky


* Pursuant to power of attorney dated October 19, 1998, a copy of which is filed herewith.

                                 EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------

A.(5)(d)          Variable Adjustable Life Insurance Policy; form MHC-98-670.

A.(5)(f)          Family Term Agreement-Children, form MHC-86-904.

A.(5)(g)          Exchange of Insureds Agreement, form MHC-86-914.

A.(5)(h)          Face Amount Increase Agreement, form MHC-86-915.

A.(5)(i)          Cost of Living Increase Agreement, form MHC-86-916.

A.(5)(j)          Waiver of Premium Agreement, form MHC-86-917.

A.(5)(k)          Survivorship Life Agreement, form MHC-90-929.

A.(5)(l)          Accelerated Benefit Agreement, form MHC-92-931.

A.(5)(m)          Short Term Agreement, form MHC-E324.1 10-1998.

A.(5)(n)          Policy Enhancement Agreement, form MHC-95-941.

A.(5)(o)          Protection Option Amendment, form MHC-98-945.

A.(5)(p)          Variable Early Value Agreement, form MHC-98-940.

A.(6)(a)          Restated Certificate of Incorporation of the Depositor.

A.(6)(b)          Bylaws of the Depositor.

A.(10)(a)         New Issue Application - Part 1, form MHC-3198 Rev. 10-1998.

A.(10)(b)         Application - Part 3 - Authorization New Issue; form
                  MHC-42663 Rev. 10-1998.

A.(10)(c)         Policy Change Application - Part 1, form MHC-44096 Rev.
                  10-1998.

A.(10)(d)         Policy Change Application - Part 3, form MHC-44098 Rev.
                  10-1998.

A.(10)(e)         Variable Suitability Application - New Issue, form MHC-48653
                  10-1998.

A.(10)(f)         Variable Suitability Application - Policy Change, form
                  MHC-48654 Rev. 10-1998.

H. Memorandum on Administrative Procedures with Respect to Issuance, Transfer and Redemption, Required by Rule 6e-2(b)(12)(ii).

I.(1)             Notice of Withdrawal Right and Request for Cancellation of
                  Policy.

I.(2) Notice of Withdrawal Right and Request for Cancellation of Policy Adjustment.

K. Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.